Document And Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Mar. 19, 2012	Jun. 30, 2011
Document And Entity Information [Abstract]
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Filer Category	Smaller Reporting Company
Entity Registrant Name	UWHARRIE CAPITAL CORP
Entity Central Index Key	0000898171
Current Fiscal Year End Date	--12-31
Entity Common Stock, Shares Outstanding		7,593,929
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Public Float			$ 27,917,811

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash and due from banks	$ 7,487	$ 4,948
Interest-earning deposits with banks	21,200	8,676
Securities available for sale, at fair value	88,661	96,395
Loans held for sale	1,958	6,286
Loans:
Loans held for investment	366,675	387,769
Less allowance for loan losses	(6,815)	(9,067)
Net loans held for investment	359,860	378,702
Premises and equipment, net	15,076	14,554
Interest receivable	2,084	2,408
Federal Home Loan Bank stock	2,486	3,252
Bank owned life insurance	6,171	5,975
Goodwill	987	987
Other real estate owned	10,258	2,022
Prepaid assets	1,347	2,088
Other assets	9,327	9,133
Total assets	526,902	535,426
LIABILITIES
Demand noninterest-bearing	62,339	54,837
Interest checking and money market accounts	185,539	187,493
Savings deposits	39,273	37,624
Time deposits, $100,000 and over	58,274	59,431
Other time deposits	85,913	94,648
Total deposits	431,338	434,033
Short-term borrowed funds	20,791	20,482
Long-term debt	25,233	34,061
Interest payable	301	342
Other liabilities	3,636	3,015
Total liabilities	481,299	491,933
Off balance sheet items, commitments and contingencies (Note 13)
SHAREHOLDERS' EQUITY
Discount on preferred stock	(200)	(300)
Common stock, $1.25 par value: 20,000,000 shares authorized; 7,593,929 shares issued and outstanding	9,492	9,492
Additional paid-in capital	14,010	14,034
Unearned ESOP compensation	(772)	(692)
Undivided profits	10,379	10,124
Accumulated other comprehensive income	2,194	335
Total shareholders' equity	45,603	43,493
Total liabilities and shareholders' equity	526,902	535,426
Preferred Stock Series A [Member]
SHAREHOLDERS' EQUITY
Preferred stock	10,000	10,000
Preferred Stock Series B [Member]
SHAREHOLDERS' EQUITY
Preferred stock	$ 500	$ 500

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Preferred stock, no par value
Preferred stock, shares authorized	10,000,000	10,000,000
Common stock, par value	$ 1.25	$ 1.25
Common stock, shares authorized	20,000,000	20,000,000
Common stock, shares issued	7,593,929	7,593,929
Common stock, shares outstanding	7,593,929	7,593,929
Preferred Stock Series A [Member]
Preferred stock, shares issued	10,000	10,000
Preferred stock, shares outstanding	10,000	10,000
Preferred Stock Series B [Member]
Preferred stock, shares issued	500	500
Preferred stock, shares outstanding	500	500

Consolidated Statements Of Income (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Interest Income
Loans, including fees	$ 21,609	$ 21,616	$ 21,246
Investment securities:
US Treasury	742	612	12
US Government agencies and corporations	1,035	1,896	3,106
State and political subdivisions	371	319	632
Interest-earning deposits with banks and federal funds sold	65	44	66
Total interest income	23,822	24,487	25,062
Interest Expense
Interest checking and money market accounts	785	971	838
Savings deposits	286	327	255
Time deposits $100,000 and over	1,106	1,192	1,980
Other time deposits	1,138	1,684	2,836
Short-term borrowed funds	354	693	316
Long-term debt	1,068	1,084	1,472
Total interest expense	4,737	5,951	7,697
Net interest income	19,085	18,536	17,365
Provision for loan losses	3,456	4,919	1,732
Net interest income after provision for loan losses	15,629	13,617	15,633
Noninterest Income
Service charges on deposit accounts	1,837	2,219	2,360
Other service fees and commissions	3,409	2,883	2,273
Gain (loss) on sale of securities	933	1,484	(711)
Loss on nonmarketable securities			(172)
Loss on securities with other-than-temporary impairment			(1,807)
Portion of loss recognized in other comprehensive income
Net impairment recognized in income			(1,807)
Income from mortgage loan sales	1,806	3,172	3,436
Other income	271	140	445
Total noninterest income	8,256	9,898	5,824
Noninterest Expense
Salaries and employee benefits	12,121	11,648	11,527
Net occupancy expense	1,165	1,193	1,071
Equipment expense	758	769	702
Data processing costs	858	853	792
Office supplies and printing	337	384	335
Foreclosed real estate expense	489	387	219
Professional fees and services	1,488	1,230	968
Marketing and donations	769	1,291	746
Electronic banking expense	875	811	728
Software amortization and maintenance	573	542	470
FDIC insurance	750	795	958
Other noninterest expense	2,606	2,748	2,414
Total noninterest expense	22,789	22,651	20,930
Income before income taxes	1,096	864	527
Income taxes	196	151	(163)
Net income	900	713	690
Net income	900	713	690
Dividends on preferred stock	(645)	(645)	(642)
Net Income available to common shareholders	$ 255	$ 68	$ 48
Net income per common share
Basic	$ 0.03	$ 0.01	$ 0.01
Diluted	$ 0.03	$ 0.01	$ 0.01
Weighted average common shares outstanding
Basic	7,467,396	7,485,373	7,474,140
Diluted	7,467,396	7,485,373	7,474,140

Consolidated Statements Of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements Of Comprehensive Income [Abstract]
Net Income	$ 900	$ 713	$ 690
Other comprehensive income (loss):
Unrealized gains (losses) on available for sale securities	3,759	390	1,637
Related tax effect	(1,327)	(156)	(621)
Reclassification of losses (gains) recognized in net income	(933)	(1,484)	711
Related tax effect	360	572	(274)
Reclassification of losses for which credit-related portion other-than-temporary impairment was recognized in net income			1,807
Related tax effect			(697)
Total other comprehensive income (loss)	1,859	(678)	2,563
Comprehensive income	$ 2,759	$ 35	$ 3,253

Consolidated Statements Of Changes In Shareholders' Equity (USD $) In Thousands, except Share data	Preferred Stock Series A [Member]	Preferred Stock Series B [Member]	Discount On Preferred Stock [Member]	Common Stock [Member]	Additional Paid-In Capital [Member]	Unearned ESOP Compensation [Member]	Undivided Profits [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Total
Balance at Dec. 31, 2008	$ 10,000	$ 500	$ (500)	$ 9,492	$ 14,019	$ (736)	$ 10,008	$ (1,550)	$ 41,233
Balance, shares at Dec. 31, 2008				7,593,929
Net income							690		690
Other comprehensive income								2,563	2,563
Release of ESOP shares						69			69
Stock compensation expense					11				11
Record preferred stock dividend and discount accretion			100				(642)		(542)
Balance at Dec. 31, 2009	10,000	500	(400)	9,492	14,030	(667)	10,056	1,013	44,024
Balance, shares at Dec. 31, 2009				7,593,929
Net income							713		713
Other comprehensive income								(678)	(678)
Release of ESOP shares						75			75
Increase in ESOP notes receivable						(100)			(100)
Stock compensation expense					4				4
Record preferred stock dividend and discount accretion			100				(645)		(545)
Balance at Dec. 31, 2010	10,000	500	(300)	9,492	14,034	(692)	10,124	335	43,493
Balance, shares at Dec. 31, 2010				7,593,929					7,593,929
Net income							900		900
Other comprehensive income								1,859	1,859
Release of ESOP shares					(28)	81			53
Increase in ESOP notes receivable						(161)			(161)
Stock compensation expense					4				4
Record preferred stock dividend and discount accretion			100				(645)		(545)
Balance at Dec. 31, 2011	$ 10,000	$ 500	$ (200)	$ 9,492	$ 14,010	$ (772)	$ 10,379	$ 2,194	$ 45,603
Balance, shares at Dec. 31, 2011				7,593,929					7,593,929

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities
Net income	$ 900	$ 713	$ 690
Adjustments to reconcile net income to net cash Provided (used) by operating activities:
Depreciation	838	815	780
Net amortization of security premiums/discounts	865	412	134
Impairment of securities available for sale			1,807
Net amortization of mortgage servicing rights	670	869	868
Impairment of foreclosed real estate	212	125	78
Provision for loan losses	3,456	4,919	1,732
Deferred income taxes	1,000	(1,091)	(737)
Stock compensation	4	4	11
Net realized (gains)loss on sales / calls available for sale securities	(933)	(1,484)	711
Income from mortgage loan sales	(1,806)	(3,172)	(3,436)
Proceeds from sales of loans held for sale	70,251	110,374	144,761
Origination of loans held for sale	(64,116)	(111,973)	(142,727)
(Gain) loss on sale of premises, equipment and other assets	13	71	(1)
Loss on nonmarketable securities			172
Increase in cash surrender value of life insurance	(196)	(261)	(203)
Loss on sales of foreclosed real estate	68	332	36
Release of ESOP Shares	53	75	69
Net change in interest receivable	324	(331)	(50)
Net change in other assets	(1,910)	(532)	(3,652)
Net change in interest payable	(41)	(54)	(106)
Net change in other liabilities	621	(54)	714
Net cash provided (used) by operating activities	10,273	(243)	1,651
Cash flows from investing activities
Proceeds from sales, maturities and calls of securities available for sale	38,648	53,013	30,353
Purchase of securities available for sale	(28,020)	(71,430)	(36,208)
Net (increase) decrease in loans	6,259	(34,866)	(15,598)
Proceeds from sale of premises, equipment and other assets			1
Purchase of premises and equipment	(1,373)	(1,725)	(3,298)
Proceeds from sales of foreclosed real estate	611	733	1,243
Investment in other assets	(181)	(240)	(1,089)
Net (increase) decrease in Federal Home Loan Bank stock	766	(51)	(917)
Net cash provided (used) by investing activities	16,710	(54,566)	(25,513)
Cash flows from financing activities
Net increase (decrease) in deposit accounts	(2,695)	57,259	23,147
Net increase (decrease) in short-term borrowed funds	309	(6,458)	4,691
Net increase (decrease) in long-term debt	(10,060)	4,942	(5,859)
Net proceeds from issuance of junior subordinated debt	1,962	2,476
Repayment of junior subordinated debt	(730)
Increase in unearned ESOP compensation	(161)	(100)
Dividend on preferred stock	(545)	(545)	(542)
Net cash provided (used) by financing activities	(11,920)	57,574	21,437
Increase (decrease) in cash and cash equivalents	15,063	2,765	(2,425)
Cash and cash equivalents, beginning of year	13,624	10,859	13,284
Cash and cash equivalents, end of year	28,687	13,624	10,859
Supplemental disclosures of cash flow information
Interest paid	4,778	6,005	7,802
Income taxes paid	220	1,274	1,558
Supplemental schedule of non-cash activities
Net change in fair value of securities available for sale, net of tax	1,859	(678)	2,563
Loans transferred to foreclosed real estate	9,127	2,148	1,882
Company financed sales of other real estate owned		2,450
Mortgage servicing rights capitalized	679	1,113	1,465
Preferred stock dividend accrued	$ (68)	$ (68)	$ (68)

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Abstract]
Significant Accounting Policies

Note 1 - Significant Accounting Policies

Nature of Business

Uwharrie Capital Corp (the "Company") was incorporated under North Carolina law for the purpose of becoming the holding company for Bank of Stanly ("Stanly"). On July 1, 1993, Stanly became a wholly-owned subsidiary of the Company through a one-for-one exchange of the common stock of Stanly for common stock of the Company.

Stanly was incorporated on September 28, 1983, under the laws of the State of North Carolina and began operations on January 26, 1984 in Albemarle, North Carolina. Deposits with Stanly are insured by the Federal Deposit Insurance Corporation ("FDIC"). Stanly is under regulation of the Federal Reserve, FDIC and the North Carolina State Banking Commission. Through its six branch locations in Stanly County, Stanly provides a wide range of deposit accounts, commercial, consumer, home equity and residential mortgage loans, safe deposit boxes and automated banking.

In 1987, Stanly established a wholly-owned subsidiary, BOS Agency, Inc. ("BOS Agency"), which engages in insurance product sales. In 1989, Stanly established a second wholly-owned subsidiary, BOS Financial Corporation, for the purpose of conducting business as a broker/dealer in securities. During 1993, BOS Financial Corporation changed its name to The Strategic Alliance Corporation ("Strategic Alliance") and was registered as a broker/dealer and is regulated by the Financial Industry Regulatory Authority ("FINRA").

The Company formed a new subsidiary, Strategic Investment Advisors, Inc. ("SIA"), during 1999 to provide investment advisory and asset management services. This subsidiary is registered as an investment advisor with the Securities and Exchange Commission.

On January 19, 2000, the Company completed its acquisition of Anson BanCorp, Inc. and its subsidiary, Anson Savings Bank. The savings bank retained its North Carolina savings bank charter and became a wholly-owned subsidiary of Uwharrie Capital Corp as Anson Bank & Trust Company ("Anson"), operating out of its main office branch in Wadesboro.

On August 4, 2000, Stanly acquired another subsidiary, Gateway Mortgage, Inc. ("Gateway"), a mortgage origination company. This company is currently inactive and does not affect the consolidated financials.

On April 10, 2003, the Company capitalized a new wholly-owned subsidiary bank, Cabarrus Bank & Trust Company ("Cabarrus"), located in Concord, North Carolina. As of that date, Cabarrus purchased two branch offices located in Cabarrus County from Stanly to begin its operation. Cabarrus operates as a commercial bank and provides a full range of banking services.

On April 7, 2004 Uwharrie Mortgage, Inc. was established as a subsidiary of the Company to serve in the capacity of trustee and substitute trustee under deeds of trust.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company, Stanly, Anson, Cabarrus, SIA and Stanly's subsidiaries, BOS Agency and Strategic Alliance. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for loan losses.

Cash and Cash Equivalents

For the purpose of presentation in the consolidated statements of cash flows, cash and cash equivalents are defined as those amounts included in the balance sheet captions "Cash and due from banks" and "Interest-earning deposits with banks."

Investment Securities Available for Sale

Investment securities available for sale consist of bonds, mortgage backed securities and collateralized mortgage obligations (CMOs) not classified as trading securities nor as held to maturity securities. Unrealized holding gains and losses on available for sale securities are reported as a net amount in other comprehensive income, net of income taxes. Gains and losses on the sale of available for sale securities are determined using the specific identification method. Declines in the fair value of individual available for sale securities below their cost that are other than temporary would result in write-downs of the individual securities to their fair value. Such write-downs would be included in earnings as realized losses. Premiums and discounts are recognized in interest income using the interest method over the period to maturity.

Loans Held for Sale

Loans originated and intended for sale in the secondary market are carried at the lower of cost or estimated fair value in the aggregate. Net unrealized losses, if any, are recognized through a valuation allowance by charges to income. The allowance if any would not have a material impact on the financial statements.

Loans

The Company divides the loans it grants into two segments, commercial and noncommercial loans. Commercial loans are broken down into the following classes, commercial loans, real estate commercial loans and other real estate construction loans. Noncommercial loans are divided into the following classes, real estate 1-4 family construction, real estate 1-4 family residential loans, home equity loans, consumer loans and other loans. The ability of the Company's borrowers to honor their contracts is largely dependent upon the real estate and general economic conditions in the Company's market area. Loans that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off are reported at their outstanding unpaid principal balances adjusted for charge-offs, the allowance for loan losses, and any deferred fees or costs. Interest income is accrued on the unpaid principal balance. Loan origination fees, net of certain direct origination costs, are deferred and recognized as an adjustment of the related loan yield using the interest method.

The accrual of interest on mortgage and commercial loans is discontinued at the time the loan is 90 days delinquent unless the credit is well-secured and in process of collection. Credit card loans and other personal loans are typically charged off no later than 180 days past due. In all cases, loans are placed on nonaccrual or charged off at an earlier date if collection of principal or interest is considered doubtful.

All interest accrued but not collected for loans that are placed on nonaccrual or charged off is reversed against interest income. The interest on these impaired loans is accounted for on the cash-basis until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured, generally a minimum of six months of sustained performance is required.

Allowance for Loan Losses

The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to earnings. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

The allowance for loan losses is evaluated both individually and collectively by loan class on a regular basis by management and is based upon management's periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available. In addition, regulatory examiners may require the Company to recognize adjustments to the allowance for loan losses based on their judgment about information available to them at the time of their assessment.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis for commercial and construction loans by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

Troubled debt restructure loans (TDR) are considered to be impaired loans and are individually evaluated for impairment.

Homogeneous loans are collectively evaluated by loan class for impairment. However, homogeneous loans will be evaluated individually for impairment is such a loan is deemed impaired.

In the third quarter of 2010, the Company upgraded our allowance for loan loss model to capture not only the mean loss of individual loans but also the rare event of severe loss that can occur within the loan portfolio. The changes were made in the part of the model used to compute the general reserves. Specifically, the Company began calculating probable losses on loans by computing a probability of loss and expected loss scenario by FDIC call report codes. Together, these components created from Ordinary Least Squares (OLS) Regression of historical losses against multiple Macro-Economic factors make up the basis of the new allowance model. The loans that are impaired and included in the specific reserve are excluded from these new calculations.

Mortgage Servicing Rights

The Company capitalizes mortgage servicing rights when loans are either securitized or sold and the loan servicing is retained. The cost of servicing rights is amortized in proportion to and over the estimated period of net servicing revenues. The amortization of servicing rights is recognized in the statement of income as an offset to other noninterest income. Servicing assets are evaluated for impairment based upon the fair value. Fair value is determined using prices for similar assets with similar characteristics, when available, or based upon discounted cash flows using market-based assumptions. Impairment is recognized through a valuation allowance.

Transfers of Financial Assets

Transfers of financial assets are accounted for as sales when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the Company does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity.

Foreclosed Real Estate

Real estate properties acquired through foreclosure or other proceedings are initially recorded at fair value upon foreclosure, establishing a new cost basis. After foreclosure, valuations are performed and the foreclosed property is adjusted to the lower of cost or fair value of the properties, less costs to sell. Any write-down at the time of transfer to foreclosed properties is charged to the allowance for loan losses. Subsequent write-downs are charged to other expenses, and costs related to the improvement of the property are capitalized if the current fair value will allow it, if not these costs are expensed also. Property is evaluated regularly to ensure that the recorded amount is supported by its current fair value.

Premises and Equipment

Premises and equipment are stated at cost less accumulated depreciation. Land is carried at cost. Additions and major replacements or betterments which extend the useful lives of premises and equipment are capitalized. Maintenance, repairs and minor improvements are expensed as incurred. Depreciation is computed principally by the straight-line method over estimated useful lives, except in the case of leasehold improvements, which are amortized over the term of the leases, if shorter. Useful lives range from five to seven years for furniture, fixtures and equipment, to ten to thirty-nine years for leasehold improvements and buildings, respectively. Upon retirement or other disposition of the assets, the cost and the related accumulated depreciation are removed from the accounts and any gains or losses are reflected in income.

Restricted Stock

As a requirement for membership, the banks invest in the stock of the Federal Home Loan Bank of Atlanta ("FHLB") and Federal Reserve Bank ("FRB"). These investments are carried at cost. Due to the redemption provisions of these investments, the Company estimated that fair value approximates cost and that this investment was not impaired.

Goodwill

Goodwill resulted from the 2000 acquisition of Anson BanCorp, Inc. and its subsidiary, Anson Savings Bank. Goodwill is evaluated for impairment annually or more frequently if circumstances indicate potential impairment.

Stock-Based Compensation

The Company recognizes the cost of employee services received in exchange for an award of equity instruments in the financial statements over the period the employee is required to perform the services in exchange for the award (presumptively the vesting period). The cost of employee services received in exchange for an award based on the grant-date fair value of the award. Excess tax benefits are reported as financing cash inflows in the consolidated statement of cash flows.

Income Taxes

The Company and its subsidiaries file a consolidated federal income tax return and separate North Carolina income tax returns. The provision for income taxes in the accompanying consolidated financial statements is provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. The tax returns for the Company are subject to audit for the 2008 fiscal year and thereafter. The Company records penalties and interest related to income taxes as a component of income tax expense.

Fair Value of Financial Instruments

Accounting Standards Codification (ASC) 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 does not require any new fair value measurements, but clarifies and standardizes some divergent practices that have emerged since prior guidance was issued. ASC 820 creates a three-level hierarchy under which individual fair value estimates are to be ranked based on the relative reliability of the inputs used in the valuation.

ASC 820 defines fair value as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities, the Company considers the principal or most advantageous market in which those assets or liabilities are sold and considers assumptions that market participants would use when pricing those assets or liabilities. Fair values determined using Level 1 inputs rely on active and observable markets to price identical assets or liabilities. In situations where identical assets and liabilities are not traded in active markets, fair values may be determined based on Level 2 inputs, which exist when observable data exists for similar assets and liabilities. Fair values for assets and liabilities for which identical or similar assets and liabilities are not actively traded in observable markets are based on Level 3 inputs, which are considered to be unobservable.

Among the Company's assets and liabilities, investment securities available for sale are reported at their fair values on a recurring basis. Certain other assets are adjusted to their fair value on a nonrecurring basis, including impaired loans, loans held for sale, which are carried at the lower of cost or market, other real estate owned and loan servicing rights, where fair value is determined using similar assets with similar characteristics, when available, or based upon discounted cash flows using market-based assumptions; foreclosed real estate, which is carried at lower of cost or fair market value and goodwill, which is periodically tested for impairment. Deposits, short-term borrowings and long-term obligations are not reported at fair value.

Prices for US Treasury are readily available in the active markets in which those securities are traded, and the resulting fair values are shown in the 'Level 1 input' column. Prices for mortgage-backed securities, government agency securities and for state, county and municipal securities are obtained for similar securities, and the resulting fair values are shown in the 'Level 2 input' column. Prices for all other non-marketable investments are determined based on various assumptions that are not observable. The fair values for these investment securities are shown in the 'Level 3 input' column. Non-marketable investment securities, which are carried at their purchase price, include those that may only be redeemed by the issuer. The changes in securities between Level 1 and Level 2 were related to the purchase and sale of several securities and not the transfer of securities.

The Company does not record loans at fair value on a recurring basis. However, from time to time, a loan is considered impaired and an allowance for loan losses is established. Loans for which it is probable that payment of interest and principal will not be made in accordance with the contractual terms of the loan agreement are considered impaired. Once a loan is identified as individually impaired, management measures impairment by using one of several methods including collateral value, fair value of similar debt or discounted cash flows. Those impaired loans not requiring an allowance represent loans for which the present value of the expected repayments or fair value of collateral exceed the recorded investments in such loans. At December 31, 2010, substantially all of the total impaired loans were evaluated based on the fair value of the underlying collateral. When the fair value of the collateral is based on an observable market price or a current appraised value, the Company records the impaired loan as nonrecurring Level 2. When an appraised value is not available or management determines the fair value of the underlying collateral is further impaired below the appraised value the Company records the impaired loan as nonrecurring Level 3.

Foreclosed assets are adjusted to fair value upon transfer of the loans to other real estate owned. Real estate acquired in settlement of loans is recorded initially at estimated fair value of the property less estimated selling costs at the date of foreclosure. The initial recorded value may be subsequently reduced by additional write downs, which are charged to earnings if the estimated fair value of the property less estimated selling costs declines below the initial recorded value. Fair value is based upon independent market prices, appraised values of the collateral or management's estimation of the value of the collateral. When the fair value of the collateral is based on an observable market price or a current appraised value, the Company records the foreclosed asset as nonrecurring Level 2. When an appraised value is not available or management determines the fair value of the collateral is further impaired below the appraised value and there is no observable market price, the Company records the foreclosed asset as nonrecurring Level 3.

Loans originated and intended for sale in the secondary market are carried at the lower of cost or estimated fair value in the aggregate. Net unrealized losses, if any, are recognized through a valuation allowance by charges to income.

Mortgage servicing assets are evaluated for impairment based upon the fair value. Fair value is determined using prices for similar assets with similar characteristics, when available, or based upon discounted cash flows using market-based assumptions.

Comprehensive Income

The Company reports as comprehensive income all changes in shareholders' equity during the year from sources other than shareholders. Other comprehensive income refers to all components (revenues, expenses, gains, and losses) of comprehensive income that are excluded from net income. The Company's only component of other comprehensive income is unrealized gains and losses, net of income tax, on investment securities available for sale.

As of December 31, 2011 and December 31, 2010, total accumulated other comprehensive income was $2.2 million and $335,000, respectively.

Earnings per Common Share

The Company had stock options outstanding of 123,570, 180,571 and 280,715 at December 31, 2011, 2010 and 2009 respectively. All of these options were anti-dilutive.

Basic earnings per share ("EPS") excludes dilution and is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. The ESOP effect is the average of the unallocated ESOP shares.

The computation of weighted average shares used in the calculation of basic and dilutive earnings per share is summarized below:

	2011	2010	2009

Weighted average number of common shares used in computing basic net income per common share	7,593,969	7,593,969	7,593,969

Effect of ESOP shares	(126,573)	(108,596)	(119,829)

Adjusted weighted average number of common shares used in computing basic net income per common share	7,467,396	7,485,373	7,474,140

Effect of dilutive stock options	—	—	—

Weighted average number of common shares and dilutive potential common shares used in computing diluted net income per common share	7,467,396	7,485,373	7,474,140

Recent Accounting Pronouncements

In January 2010, the FASB issued ASU 2010-06, an update to ASC 820-10, "Fair Value Measurements." This update adds a new requirement to disclose transfers in and out of level 1 and level 2, along with the reasons for the transfers, and requires a gross presentation of purchases and sales of level 3 activities. Additionally, the update clarifies that entities provide fair value measurement disclosures for each class of assets and liabilities and that entities provide enhanced disclosures around level 2 valuation techniques and inputs. The Company adopted the disclosure requirements for level 1 and level 2 transfers and the expanded fair value measurement and valuation disclosures effective January 1, 2010. The disclosure requirements for level 3 activities are effective for the Company on January 1, 2011. The adoption of the disclosure requirements for level 1 and level 2 transfers and the expanded qualitative disclosures, had no impact on the Company's financial position, results of operations, and EPS. The Company adopted the level 3 disclosure requirements in the first quarter of 2011 and it had no impact on its financial position, results of operations, and EPS.

In July 2010, the FASB issued ASU 2010-20, an update to ASC 310 "Receivables". The update to ASC 310 requires entities to provide disclosures designed to facilitate financial statement users' evaluation of (i) the nature of credit risk inherent in the entity's portfolio of financing receivables, (ii) how that risk is analyzed and assessed in arriving at the allowance for credit losses and (iii) the changes and reasons for those changes in the allowance for credit losses. Disclosures must be disaggregated by portfolio segment, the level at which an entity develops and documents a systematic method for determining its allowance for credit losses, and class of financing receivable, which is generally a disaggregation of portfolio segment. The required disclosures include, among other things, a roll forward of the allowance for credit losses as well as information about modified, impaired, non-accrual and past due loans and credit quality indicators. ASU 2010-20 became effective for the Company's financial statements as of December 31, 2010, as it relates to disclosures required as of the end of a reporting period. Disclosures that relate to activity during a reporting period became effective for the Company's financial statements beginning on January 1, 2011. The Company has adopted this update and included the disclosure in the notes to the financial statements.

In April 2011, the FASB issued ASU No. 2011-02, an update to ASC 310 "Receivables". The update to ASC 310 clarifies which loan modifications constitute troubled debt restructurings and is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude, under the guidance clarified by ASU 2011-02, that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 will be effective for the Company on July 1, 2011, and applies retrospectively to restructurings occurring on or after January 1, 2011. Adoption of ASU 2011-02 did not have a material impact on the Company's financial statements.

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Fair Value Measurement. The purpose of the standard is to clarify and combine fair value measurements and disclosure requirements for U.S. generally accepted accounting principles, or GAAP, and international financial reporting standards, or IFRS. The new standard provides amendments and wording changes used to describe certain requirements for measuring fair value and for disclosing information about fair value measurements. This guidance is effective for interim and annual reporting periods beginning after December 15, 2011, and should be applied prospectively to the beginning of the annual period of adoption The adoption of this statement did not have a material impact on the consolidated financial statements.

In June 2011, the FASB issued ASU 2011-05, an update to ASC 220, "Comprehensive Income." This update requires that all nonowner changes in stockholders' equity be presented in either a single continuous statement of comprehensive income or in two separate but consecutive statements. Additionally, ASU 2011-05 requires entities to present, on the face of the financial statements, reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement or statements where the components of net income and the components of other comprehensive income are presented. The option to present components of other comprehensive income as part of the statement of changes in stockholders' equity was eliminated. ASU 2011-05 is effective for annual periods beginning after December 15, 2011, and is not expected to have a significant impact on the Company's financial statements.

In September 2011, the FASB issued ASU 2011-08, an update to ASC 350 "Intangibles - Goodwill and Other." This update gives entities the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is unnecessary. However, if an entity concludes otherwise, then it is required to perform the first step of the two-step impairment test by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit. ASU 2011-08 is effective for annual and interim impairment tests beginning after December 15, 2011, and is not expected to have a significant impact on the Company's financial statements.

From time to time the FASB issues exposure drafts of proposed statements of financial accounting standards. Such exposure drafts are subject to comment from the public, to revisions by the FASB and to final issuance by the FASB as statements of financial accounting standards. Management considers the effect of the proposed statements on the consolidated financial statements of the Company and monitors the status of changes to and proposed effective dates of exposure drafts.

Reclassification

Certain amounts in the 2010 and 2009 financial statements have been reclassified to conform to the 2011 presentation. The reclassifications had no effect on net income or shareholders' equity as previously reported.

Investment Securities	12 Months Ended
Dec. 31, 2011
Investment Securities [Abstract]
Investment Securities

Note 2 - Investment Securities

Carrying amounts and fair values of securities available for sale are summarized below:

December 31, 2011	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(dollars in thousands)
U.S. Treasury	$32,073	$1,459	$—	$33,532
U.S. Government agencies	19,142	855	—	19,997
GSE - Mortgage-backed securities and CMO's	24,016	332	85	24,263
State and political subdivisions	10,071	798	—	10,869

Total securities available for sale	$85,302	$3,444	$85	$88,661

December 31, 2010	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(dollars in thousands)
U.S. Treasury	$51,622	$746	$1,220	$51,148
U.S. Government agencies	24,862	766	165	25,463
GSE - Mortgage-backed securities and CMO's	8,655	294	49	8,900
State and political subdivisions	10,725	267	108	10,884

Total securities available for sale	$95,864	$2,073	$1,542	$96,395

At both December 31, 2011 and 2010, the Company owned Federal Reserve stock reported at cost of $802,850 and 778,850 respectively and is included in other assets. Also at December 31, 2011 and 2010, the Company owned Federal Home Loan Bank Stock (FHLB) of $2.5 million and $3.3 million, respectively. The investments in Federal Reserve stock and FHLB stock are required investments related to the Company's membership and borrowings with these banks.

Results from sales and calls of securities available for sale for the years ended December 31, 2011, 2010 and 2009 are as follows:

	2011	2010	2009
	(dollars in thousands)
Gross proceeds from sales and calls	$25,568	$40,623	$9,535

Realized gains from sales	$933	$1,960	$219
Realized losses from sales	—	(476)	(930)

Net realized gains (losses)	$933	$1,484	$(711)

At December 31, 2011, 2010 and 2009 securities available for sale with a carrying amount of $37.7 million, $40.7 million and $11.4 million, respectively, were pledged as collateral on public deposits and for other purposes as required or permitted by law.

The following tables show the gross unrealized losses and fair value of investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2011 and 2010. These unrealized losses on investment securities are a result of temporary fluctuations in the market prices due to a rise in interest rates, which will adjust if rates decline in a volatile market and are in no way a reflection of the credit quality of the investments. At December 31, 2011, the unrealized losses related to three mortgage backed securities and at December 31, 2010 related to six U.S. Treasury notes, two U.S. Government Agencies, three mortgage backed securities and eight North Carolina municipal bonds.

	Less than 12 Months		12 Months or More		Total
December 31, 2011	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(dollars in thousands)
Securities available for sale temporary impairment
U.S. Treasury	$—	$—	$—	$—	$—	$—
U.S. Gov't agencies	—	—	—	—	—	—
Mortgage-backed securities and CMO's	9,734	85	—	—	9,734	85
State and political subdivisions	—	—	—	—	—	—

	$9,734	$85	$—	$—	$9,734	$85

	Less than 12 Months		12 Months or More		Total
December 31, 2010	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(dollars in thousands)
Securities available for sale temporary impairment
U.S. Treasury	$26,138	$1,220	$—	$—	$26,138	$1,220
U.S. Gov't agencies	5,736	165	—	—	5,736	165
Mortgage-backed securities and CMO's	2,900	49	—	—	2,900	49
State and political subdivisions	4,522	108	—	—	4,522	108

	$39,296	$1,542	$—	$—	$39,296	$1,542

Declines in the fair value of the investment portfolio are believed by management to be temporary in nature. When evaluating an investment for other-than-temporary impairment management considers among other things, the length of time and the extent to which the fair value has been in a loss position, the financial condition of the issuer and the intent and the ability of the Company to hold the investment until the loss position is recovered.

Any unrealized losses were largely due to increases in market interest rates over the yields available at the time of purchase. The fair value is expected to recover as the bonds approach their maturity date or market yields for such investments decline. Management does not believe any of the securities are impaired due to reasons of quality but that the losses are temporary in nature. At December 31, 2011, the Company did not intend to sell and was not likely to be required to sell the available for sale securities that were in a loss position prior to full recovery.

The following table shows contractual maturities of the investment portfolio as of December 31, 2011:

	Amortized Cost	Estimated Fair Value
	(dollars in thousands)

Due within one year	$2,412	$2,454
Due after one but within five years	25,559	26,839
Due after five but within ten years	31,711	33,354
Due after ten years	1,604	1,751
Mortgage backed securities	24,016	24,263

	$85,302	$88,661

The mortgage-based securities are shown separately as they are not due at a single maturity date.

The following table summarizes cumulative credit related other-than-temporary impairment losses recognized on debt securities held by the Company:

	2011	2010
	(dollars in thousands)

Balance, beginning of the period	$—	$1,807
Impairment losses recognized during the year	—	—
Realized losses from sales	—	(1,807)

Balance, end of year	$—	$—

Loans Held For Investment	12 Months Ended
Dec. 31, 2011
Loans Held For Investment [Abstract]
Loans Held For Investment

Note 3 - Loans Held for Investment

The composition of net loans held for investment by class as of December 31, 2011 and 2010 is as follows:

	2011	2010
	(dollars in thousands)

Commercial
Commercial	$45,907	$51,679
Real estate - commercial	114,944	105,123
Other real estate construction loans	31,601	52,270
Noncommercial
Real estate 1 - 4 family construction	5,543	4,332
Real estate - residential	101,847	103,781
Home equity	51,413	52,034
Consumer loans	14,710	17,721
Other loans	602	739

	366,567	387,679
Less:
Allowance for loan losses	(6,815)	(9,067)
Deferred loan (fees) costs, net	108	90

Loans held for investment, net	$359,860	$378,702

Although the subsidiary banks' loan portfolios are diversified, there is a concentration of mortgage real estate loans, primarily one to four family residential mortgage loans, which represent 41.81% of total loans. Additionally, there is concentration in commercial loans secured primarily by real estate, shopping center locations, commercial land development, commercial buildings and equipment that comprise 31.36% of total loans. There is not a concentration of a particular type of credit in this group of commercial loans.

Total impaired loans, which consisted of nonaccrual loans and other loans identified by management as impaired, totaled $33.1 million and $43.3 million at December 31, 2011 and 2010, respectively. The nonaccrual status of these loans had the effect of reducing net income by $571,722 in 2011 and $852,599 in 2010. Of the $33.1 million in impaired loans at December 31, 2011, $18.9 million were in the commercial segment and carried allowances totaling $1.1 million while $14.2 million were in the noncommercial segment and carried allowances totaling $1.5 million. The commercial segment had $14.9 million evaluated and required no specific allowance while the noncommercial segment had $8.5 million evaluated and required no specific allowance. Of the $43.3 million in impaired loans at December 31, 2010, $12.5 million were in the commercial segment and carried allowances totaling $3.6 million while $4.4 million were in the noncommercial segment and carried allowances totaling $1.0 million. The commercial segment had $19.5 million evaluated and required no specific allowance while the noncommercial segment had $6.8 million evaluated and required no specific allowance. There were no loans 90 past due and still accruing at December 31, 2011 and $407,223 at December 31, 2010.

Restructured loans at December 31, 2011 totaled $6.0 million of which all $6.0 million are included in the impaired loan total. The carrying value of foreclosed properties held as other real estate was $10.3 million and $2.0 million at December 31, 2011 and 2010, respectively.

The Company's loan policies are written to address loan-to-value ratios and collateralization methods with respect to each lending category. Consideration is given to the economic and credit risk of lending areas and customers associated with each category.

Allowance For Loan Losses	12 Months Ended
Dec. 31, 2011
Allowance For Loan Losses [Abstract]
Allowance For Loan Losses

Note 4 - Allowance for Loan Losses

Changes in the allowance for loan losses for the years ended December 31, 2011, 2010 and 2009 are presented below:

	2011	2010	2009
	(dollars in thousands)
Balance, beginning of year	$9,067	$5,276	$4,361
Charge-offs	(5,836)	(1,189)	(871)
Recoveries	133	44	54
Other	(5)	17	—
Provision charged against income	3,456	4,919	1,732

Balance, end of year	$6,815	$9,067	$5,276

The following tables is the breakout of allowance for loss by loan class at December 31, 2011 and 2010:

December 31, 2011

	Beginning Balance	Provisions	Other	Chargeoffs	Recoveries	Ending Balance
		(dollars in thousands)

Commercial	$966	$493	$—	$(336)	$4	$1,127
Real estate - commercial	2,240	335	—	(1,123)	7	1,459
Other real estate construction	2,157	1,119	—	(2,958)	—	318
Real estate construction	33	215	—	(15)	6	239
Real estate - residential	1,658	697	—	(383)	11	1,983
Home equity	971	596	—	(631)	5	941
Consumer loan	984	(27)	—	(390)	100	667
Other loans	58	28	(5)	—	—	81

Total	$9,067	$3,456	$(5)	$(5,836)	$133	$6,815

December 31, 2010

	Beginning Balance	Provisions	Other	Chargeoffs	Recoveries	Ending Balance
		(dollars in thousands)

Commercial	$449	$569	$4	$(59)	$3	$966
Real estate - commercial	1,541	1,216	10	(527)	—	2,240
Other real estate construction	1,205	952	—	—	—	2,157
Real estate construction	168	(58)	—	(78)	1	33
Real estate - residential	1,264	614	—	(222)	2	1,658
Home equity	213	854	—	(97)	1	971
Consumer loan	436	714	3	(206)	37	984
Other loans	—	58	—	—	—	58

Total	$5,276	$4,919	$17	$(1,189)	$44	$9,067

For the period ending December 31, 2009, the allowance for loan losses totaled $1.205M in the "other real estate construction" category. Approximately 62% of the amount reserved was allotted to one substandard relationship. During the course of 2010, additional provisions were reserved for this relationship as real estate values continued to face downward pressure. In addition, another large relationship was classified as impaired and reserves were allocated for a potential shortfall based on updated appraised value. For the period ending December 31, 2010, these two relationships accounted for 79% of the amount reserved in the allowance for loan losses for the "other real estate construction" category.

In April 2011, the Company moved one of the relationships to foreclosed real estate, and recorded a chargeoff to the allowance in the amount of $1.18M. This charge reduced the overall size of the allowance by approximately 36%. Subsequently, the second relationship was moved to foreclosed real estate, resulting in a further decrease in the allowance. These two relationships represent $2.562M, or 87% of the total amount that was charged off in the "other real estate construction" category for the year ending December 31, 2011. Both of these relationships were external participations on out-of-market properties. These two relationships constituted the largest portion of the Company's external participations in this loan category, and as a result, management feels it has substantially reduced the overall risk of the portfolio by recognizing a charge to the allowance and moving the properties to foreclosed real estate. The Company also continues to reduce exposure to the "other real estate construction" category, and saw a 40% decline in the overall size of the portfolio during the year.

The following tables shows period-end loans net of charge offs and reserve balances by loan class both individually and collectively evaluated for impairment at December 31, 2011 and 2010:

December 31, 2011

	Individually Evaluated		Collectively Evaluated		Total
	Reserve	Loans	Reserve	Loans	Reserve	Loans
		(dollars in thousands)

Commercial	$578	$1,980	$549	$43,927	$1,127	$45,907
Real estate - commercial	452	12,888	1,007	102,056	1,459	114,944
Other real estate construction	107	4,014	211	27,587	318	31,601
Real estate construction	202	1,095	37	4,448	239	5,543
Real estate - residential	1,001	11,877	982	89,970	1,983	101,847
Home equity	124	993	817	50,420	941	51,413
Consumer loan	119	242	548	14,468	667	14,710
Other loans	—	—	81	602	81	602

Total	$2,583	$33,089	$4,232	$333,478	$6,815	$366,567

December 31, 2010

	Individually Evaluated		Collectively Evaluated		Total
	Reserve	Loans	Reserve	Loans	Reserve	Loans
		(dollars in thousands)

Commercial	$399	$1,439	$567	$50,240	$966	$51,679
Real estate - commercial	1,384	20,321	856	84,802	2,240	105,123
Other real estate construction	1,818	10,355	339	41,915	2,157	52,270
Real estate construction	—	950	33	3,382	33	4,332
Real estate - residential	762	8,884	896	94,897	1,658	103,781
Home equity	136	1,065	835	50,969	971	52,034
Consumer loan	132	241	852	17,480	984	17,721
Other loans	—	—	58	739	58	739

Total	$4,631	$43,255	$4,436	$344,424	$9,067	$387,679

Past due loan information is used by management when assessing the adequacy of the allowance for loan loss. The following tables summarizes the past due information of the loan portfolio by class:

December 31, 2011

	Loans 30-89 Days Past Due	Loans 90 Days or More Past due	Total Past Due Loans	Current Loans	Total Loans	Accruing Loans 90 or More Days Past Due
		(dollars in thousands)

Commercial	$212	$329	$541	$45,366	$45,907	$—
Real estate - commercial	2,396	2,742	5,138	109,806	114,944	—
Other real estate construction	358	2,084	2,442	29,159	31,601	—
Real estate construction	—	—	—	5,543	5,543	—
Real estate - residential	2,341	2,441	4,782	97,065	101,847	—
Home equity	298	255	553	50,860	51,413	—
Consumer loan	208	11	219	14,491	14,710	—
Other loans	—	—	—	602	602	—

Total	$5,813	$7,862	$13,675	$352,892	$366,567	$—

December 31, 2010

	Loans 30-89 Days Past Due	Loans 90 Days or More Past due	Total Past Due Loans	Current Loans	Total Loans	Accruing Loans 90 or More Days Past Due
		(dollars in thousands)

Commercial	$666	$501	$1,167	$50,512	$51,679	$—
Real estate - commercial	1,728	8,702	10,430	94,693	105,123	—
Other real estate construction	206	7,975	8,181	44,089	52,270	—
Real estate 1 - 4 family construction	—	500	500	3,832	4,332	—
Real estate - residential	1,648	2,337	3,985	99,796	103,781	397
Home equity	110	75	185	51,849	52,034	—
Consumer loans	267	46	313	17,408	17,721	10
Other loans	—	—	—	739	739	—
Deferred cost / fees	—	—	—	90	90	—

Total	$4,625	$20,136	$24,761	$363,008	$387,769	$407

Once a loan becomes 90 days past due, the loan is automatically transferred to a nonaccrual status. The exception to this policy is credit card loans that remain in accruing 90 days or more until they are paid current or charged off.

The composition of nonaccrual loans by class as of December 31, 2011 and 2010 is as follows:

	2011	2010
	(dollars in thousands)

Commercial	$329	$501
Real estate - commercial	2,742	8,702
Other real estate construction	2,084	7,975
Real estate 1 - 4 family construction	—	500
Real estate - residential	2,441	1,940
Home equity	255	75
Consumer loans	11	36
Other loans	—	—

	$7,862	$19,729

Management uses a risk-grading program to facilitate the evaluation of probable inherent loan losses and to measure the adequacy of the allowance for loan losses. In this program, risk grades are initially assigned by the loan officers and reviewed and monitored by the lenders and credit administration on an ongoing basis. The program has eight risk grades summarized in five categories as follows:

Pass: Loans that are pass grade credits include loans that are fundamentally sound and risk factors are reasonable and acceptable. They generally conform to policy with only minor exceptions and any major exceptions are clearly mitigated by other economic factors.

Watch: Loans that are watch credits include loans on management's watch list where a risk concern may be anticipated in the near future.

Substandard: Loans that are considered substandard are loans that are inadequately protected by current sound net worth, paying capacity of the obligor or the value of the collateral pledged. All nonaccrual loans are graded as substandard.

Doubtful: Loans that are considered to be doubtful have all weaknesses inherent in loans classified substandard, plus the added characteristic that the weaknesses make the collection or liquidation in full on the basis of current existing facts, conditions and values highly questionable and improbable.

Loss: Loans that are considered to be a loss are considered to be uncollectible and of such little value that their continuance as bankable assets is not warranted.

The tables below summarize risk grades of the loan portfolio by class as of December 31, 2011 and 2010:

December 31, 2011

	Pass	Watch	Sub- standard	Doubtful	Total
		(dollars in thousands)

Commercial	$42,892	$1,670	$1,345	$—	$45,907
Real estate - commercial	95,699	7,971	11,274	—	114,944
Other real estate construction	26,256	745	4,600	—	31,601
Real estate 1 - 4 family construction	5,538	5	—	—	5,543
Real estate - residential	89,209	4,269	8,369	—	101,847
Home equity	49,743	861	809	—	51,413
Consumer loans	13,970	332	408	—	14,710
Other loans	602	—	—	—	602

Total	$323,909	$15,853	$26,805	$—	$366,567

December 31, 2010

	Pass	Watch	Sub- standard	Doubtful	Total
		(dollars in thousands)

Commercial	$50,108	$185	$1,386	$—	$51,679
Real estate - commercial	81,410	4,520	18,455	738	105,123
Other real estate construction	41,709	301	10,260	—	52,270
Real estate 1 - 4 family construction	3,381	—	951	—	4,332
Real estate - residential	94,077	1,787	7,917	—	103,781
Home equity	50,902	158	974	—	52,034
Consumer loans	17,458	102	129	32	17,721
Other loans	739	—	—	—	739

Total	$339,784	$7,053	$40,072	$770	$387,679

Loans that are in nonaccrual status or 90 days past due and still accruing are considered to be nonperforming. During 2012 nonperforming loans decreased from $19.7 million at December 31, 2010 to $7.9 million at December 31, 2011, a decrease of $11.8 million. The major contributor to this decrease was a increase foreclosures and the transfer into other real estate owned of $8.2 million. The Company also had a $1.6 million loan relationship that was current and performing that had slipped into nonaccrual during 2010. This relationship was transferred back out of nonaccrual during 2011 after a proven payment history was reestablished and has remained current since that time. The following tables show the breakdown between performing and nonperforming loans by class as of December 31, 2011 and 2010:

December 31, 2011

	Performing	Non- Performing	Total
	(dollars in thousands)

Commercial	$45,578	$329	$45,907
Real estate - commercial	112,202	2,742	114,944
Other real estate construction	29,517	2,084	31,601
Real estate 1 - 4 family construction	5,543	—	5,543
Real estate - residential	99,406	2,441	101,847
Home equity	51,158	255	51,413
Consumer loans	14,699	11	14,710
Other loans	602	—	602

Total	$358,705	$7,862	$366,567

December 31, 2010

	Performing	Non- Performing	Total
	(dollars in thousands)

Commercial	$51,178	$501	$51,679
Real estate - commercial	96,421	8,702	105,123
Other real estate construction	44,295	7,975	52,270
Real estate 1 - 4 family construction	3,832	500	4,332
Real estate - residential	101,444	2,337	103,781
Home equity	51,959	75	52,034
Consumer loans	17,675	46	17,721
Other loans	739	—	739

Total	$367,543	$20,136	$387,679

Loans are considered impaired when, based on current information and events, it is probable the Company will be unable to collect all amounts due in accordance with the original contractual terms of the loan agreement. If a loan is deemed impaired a specific valuation is done and a specific reserve is allocated if necessary. The tables below summarize the loans deemed impaired and the amount of specific reserves allocated by class as of December 31, 2011 and 2010 (unpaid principal balance was grossed up for chargeoffs):

December 31, 2011

	Unpaid Principal Balance	Recorded Investment With No Allowance	Recorded Investment With Allowance	Related Allowance	Average Recorded Investment	Interest Income
		(dollars in thousands)

Commercial	$2,099	$889	$1,091	$578	$1,525	$93
Real estate - commercial	14,951	11,365	1,523	452	16,520	716
Other real estate construction	4,016	2,644	1,370	107	7,746	236
Real estate 1 - 4 family construction	1,095	501	594	202	1,249	53
Real estate - residential	11,877	7,231	4,646	1,001	10,137	616
Home equity	993	753	240	124	1,194	37
Consumer loans	242	49	193	119	280	16
Other loans	—	—	—	—	—	—

Total	$35,273	$23,432	$9,657	$2,583	$38,651	$1,767

December 31, 2010

	Unpaid Principal Balance	Recorded Investment With No Allowance	Recorded Investment With Allowance	Related Allowance	Average Recorded Investment	Interest Income
		(dollars in thousands)

Commercial	$1,439	$918	$521	$399	$1,485	$68
Real estate - commercial	21,985	16,088	4,233	1,384	13,279	1,129
Other real estate construction	10,357	2,585	7,770	1,818	9,380	609
Real estate 1 - 4 family construction	950	950	—	—	1,100	46
Real estate - residential	8,884	5,118	3,766	762	7,257	461
Home equity	1,066	677	388	136	821	40
Consumer loans	241	23	218	132	367	16
Other loans	—	—	—	—	—	—

Total	$44,922	$26,359	$16,896	$4,631	$33,689	$2,369

Troubled Debts Restructures	12 Months Ended
Dec. 31, 2011
Troubled Debts Restructures [Abstract]
Troubled Debts Restructures

Note 5 - Troubled Debts Restructures

A modification of a loan constitutes a troubled debt restructuring ("TDR") when a borrower is experiencing financial difficulty and the modification involves providing a concession to the existing loan contract. The Company offers various types of concessions when modifying loans to troubled borrowers, however, forgiveness of principal is rarely granted. Concessions offered are term extensions, capitalizing accrued interest, reducing interest rates to below current market rates or a combination of any of these. Combinations from time to time may include allowing a customer to be placed on interest-only payments. The presentations below in the other category are TDR's with a combination of concessions. At the time of a TDR, additional collateral or a guarantor may be requested.

Loans modified as a TDR are typically already on nonaccrual status and partial chargeoffs may have in some cases already been taken against the outstanding loan balance. The Company classifies TDR loans as impaired loans and evaluates the need for an allowance for loan loss on a loan-by-loan basis. An allowance is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the estimated fair value of the underlying collateral less any selling costs, if the loan is deemed to be collateral dependent.

For the twelve months ended December 31, 2011, the following table presents a breakdown of the types of concessions made by loan class:

	Twelve months ended December 31, 2011
	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
		(dollars in thousands)
Below market interest rate:
Commercial	—	$—	$—
Real estate - commercial	—	—	—
Other real estate construction	—	—	—
Real estate 1 - 4 family construction	—	—	—
Real estate - residential	1	210	208
Home equity	—	—	—
Consumer loans	—	—	—
Other loans	—	—	—

	1	$210	$208

Other:
Commercial	1	$43	$34
Real estate - commercial	1	97	96
Other real estate construction	—	—	—
Real estate 1 - 4 family construction	—	—	—
Real estate - residential	10	1,223	1,203
Home equity	—	—	—
Consumer loans	4	113	93
Other loans	—	—	—

	16	$1,476	$1,426

Total	17	$1,686	$1,634

The following table presents loans that were modified as troubled debt restructurings within the previous twelve months and for which there was a payment default during the twelve months ended December 31, 2011:

	Twelve months ended December 31, 2011
	Number of Loans	Recorded Investment
	(dollars in thousands)
Below market interest rate:
Commercial	—	$—
Real estate - commercial	—	—
Other real estate construction	—	—
Real estate 1 - 4 family construction	—	—
Real estate - residential	1	208
Home Equity loans	—	—
Consumer loans	—	—
Other loans	—	—

	1	$208

Other:
Commercial	—	$—
Real estate - commercial	1	34
Other real estate construction	—	—
Real estate 1 - 4 family construction	—	—
Real estate - residential	4	627
Home Equity loans	—	—
Consumer loans	3	76
Other loans	—	—

	8	$737

Total	9	$945

A default on a troubled debt restructure is defined as being past due 90 days or being out of compliance with the modification agreement. As mentioned, the Company considers TDRs to be impaired loans.

The following table presents the successes and failures of the types of modifications within the previous twelve months as of December 31, 2011:

	Paid In Full		Paying as restructured		Converted to nonaccrual		Foreclosure/ Default
	Number of Loans	Recorded Investments	Number of Loans	Recorded Investments	Number of Loans	Recorded Investments	Number of Loans	Recorded Investments
	(dollars in thousands)

Below market interest rate	—	$—	1	$208	—	$—	—	$—
Other Loans	—	—	14	1,176	2	250	—	—

Total	—	$—	15	$1,384	2	$250	—	$—

Mortgage Servicing Assets	12 Months Ended
Dec. 31, 2011
Mortgage Servicing Assets [Abstract]
Mortgage Servicing Assets

Note 6 - Mortgage Servicing Assets

Loans serviced for others are not included in the accompanying consolidated balance sheets. The unpaid principal balances of mortgage and other loans serviced for others were approximately $346 million and $327 million at December 31, 2011 and 2010, respectively. The carrying value of capitalized servicing rights, net of valuation allowances, is included in other assets. A summary of mortgage servicing rights follows:

	2011	2010	2009
	(dollars in thousands)

Beginning of year mortgage servicing rights:	$2,134	$1,890	$1,293
Amounts capitalized	679	1,113	1,465
Amortization	(671)	(869)	(868)
Impairment	—	—	—

End of year	$2,142	$2,134	$1,890

Amortization expense is estimated as follows:

Year ending December 31,
(dollars in thousands)

2012	$504
2013	436
2014	369
2015	301
2016	233
Thereafter	299

Total	$2,142

The amortization does not anticipate or pro-forma loan prepayments.

The fair value of mortgage servicing rights was $2.5 million at both December 31, 2011 and 2010. The key assumptions used to value mortgage servicing rights as of December 31, 2011 were as follows; weighted average remaining life 267 months, weighted average discount rate 9.0%, weighted average coupon 4.71% and weighted average prepayment speed 307%.

Premises And Equipment	12 Months Ended
Dec. 31, 2011
Premises And Equipment [Abstract]
Premises And Equipment

Note 7 - Premises and Equipment

The major classes of premises and equipment and the total accumulated depreciation at December 31, 2011 and 2010 are listed below:

	2011	2010
	(dollars in thousands)

Land	$4,094	$4,081
Building and improvements	10,856	11,205
Furniture and equipment	7,254	6,128

Total fixed assets	22,204	21,414
Less accumulated depreciation	7,128	6,860

Net fixed assets	$15,076	$14,554

Leases	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Leases

Note 8 - Leases

Bank of Stanly had also entered into a noncancelable operating lease for a branch location in Locust that expired in 2010 with annual rental payments of $41,856. Bank of Stanly terminated the Locust lease in the third quarter of 2010 when the branch moved into a new building Stanly had constructed. The Company's subsidiary, Cabarrus Bank and Trust has entered into a noncancelable operating lease for an administrative office location in Concord that expires in 2017 with annual rental payments of $59,850. The lease has two five-year renewal options at the expiration of the initial term.

Future minimum lease payments under these leases for years subsequent to December 31, 2011 are as follows:

Year ending December 31,
(dollars in thousands)

2012	$60
2013	60
2014	60
2015	60
2016	60
Thereafter	40

Total	$340

Total rental expense related to the operating leases was $60,450, $85,538, and $106,350 for the years ended December 31, 2011, 2010 and 2009, respectively, and is included in occupancy expense.

Deposits	12 Months Ended
Dec. 31, 2011
Deposits [Abstract]
Deposits

Note 9 - Deposits

The composition of deposits at December 31, 2011 and 2010 is as follows:

	2011		2010
	Amount	Percentage of Total	Amount	Percentage of Total
	(dollars in thousands)

Demand deposits	$62,339	15%	$54,837	13%
Interest checking and money market	185,539	43%	187,493	43%
Savings	39,273	9%	37,624	8%
Time deposits $100,000 and over	58,274	13%	59,431	14%
Other time deposits	85,913	20%	94,648	22%

Total	$431,338	100%	$434,033	100%

The maturities of fixed-rate time deposits at December 31, 2011 are reflected in the table below:

Year ending December 31,	Time Deposits $100,000 and Over	Other Time Deposits
	(dollars in thousands)
2012	$28,346	$41,695
2013	11,814	19,274
2014	2,406	8,176
2015	4,885	6,870
2016	10,823	9,898
Thereafter	—	—

Total	$58,274	$85,913

Short-Term Borrowed Funds	12 Months Ended
Dec. 31, 2011
Short-Term Borrowed Funds[Abstract]
Short-Term Borrowed Funds

Note 10 - Short-Term Borrowed Funds

The following tables set forth certain information regarding the amounts, year-end weighted average rates, average balances, weighted average rate, and maximum month-end balances for short-term borrowed funds, at and during 2011 and 2010:

	2011		2010
	Amount	Rate	Amount	Rate
	(dollars in thousands)
At year-end
Master notes and other short term borrowing	$7,732	0.94%	$10,423	0.94%
Notes payable	59	3.80%	59	3.82%
Short-term advances from FHLB	13,000	2.04%	10,000	4.42%

	$20,791	1.70%	$20,482	2.64%

	2011		2010
	Amount	Rate	Amount	Rate
	(dollars in thousands)
Average for the year
Federal funds purchased	$4	0.74%	$7	1.17%
Master notes and other short term borrowing	9,556	1.13%	11,174	0.95%
Notes payable	59	3.82%	58	3.76%
Short-term advances from FHLB	14,629	1.78%	15,272	3.83%

	$24,248	1.46%	$26,511	2.62%

	2011	2010
	(dollars in thousands)
Maximum month-end balance
Federal funds purchased	$—	$300
Master notes and other short term borrowing	11,110	13,454
Notes payable	59	58
Short-term advances from FHLB	20,450	23,920

Federal funds purchased represent unsecured overnight borrowings from other financial institutions. Master notes and other secured borrowings represent an overnight investment in commercial paper issued by the Company to customers of its subsidiary banks, where an agreement is in place and borrowings secured by the Uwharrie Loan Pool.

The subsidiary banks have combined available lines of credit for federal funds and Federal Reserve discount window availability in the amount of $43.9 million at December 31, 2011.

Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt

Note 11 - Long-Term Debt

The Company has a line of credit with the Federal Home Loan Bank secured by qualifying first lien and second mortgage loans, commercial real estate loans and investment securities with eligible collateral value of $64.6 million with remaining availability of $25.9 million at December 31, 2011. The long-term advances under this line amounted to $14.0 million and $24.0 million at December 31, 2011 and 2010, respectively. Interest rates ranged from 0.44% to 4.08% in 2011 and from 1.15% to 4.46% in 2010. The subsidiary banks also have standby letters of credit issued by the Federal Home Loan Bank to be used as collateral for public funds deposits. The amount of the letters of credit was $11.7 million at December 31, 2011.

During the second and third quarters of 2008, the Company began a private placement of up to 7,500 fixed rate junior subordinated debt securities at $1,000 per security with a required minimum investment of $50,000. These securities have a final maturity date of June 30, 2015 and may be redeemed by the Company after June 30, 2010. The junior subordinated debt pays interest quarterly at an annual fixed rate of 5.75%. The proceeds of this private placement qualify and are included in the calculation of Tier 2 capital. At the end of the offering period the Company had raised $7.4 million that was outstanding at December 31, 2010. Once the final maturity drops under five years, the Company must impose a twenty percent reduction per year of the amount of the proceeds from the sale of these securities that is eligible to be counted as Tier 2 capital. At December 31, 2010 $1.5 million of the $7.4 million was excluded as Tier 2 capital. These securities were redeemed on March 31, 2011 and replaced with a new issue for subordinated debt securities discussed below.

During the second and third quarters of 2010, the Company began a private placement of fixed rate junior subordinated debt securities at $1,000 per security with a required minimum investment of $50,000. These securities have a final maturity date of December 31, 2018 and may be redeemed by the Company after December 31, 2013. The junior subordinated debt pays interest quarterly at an annual fixed rate of 5.75%. The proceeds of this private placement qualify and are included in the calculation of Tier 2 capital. At the end of the offering period the Company had raised $11.1 million that was outstanding at December 31, 2011.

On November 19, 2002, the Company executed a mortgage in the amount of $129,000 for the purchase of property for branch expansion. This loan bears interest at 6.00% and is to be paid in 60 quarterly installments of $3,277. The outstanding principal balance on this note was $65,621 at December 31, 2011 down from $74,456 at December 31, 2010.

On May 13, 2009, the Company executed a note payable in the amount of $200,000 for the purchase of existing leased office space. The note bears interest at 3.43% and is to be paid in four equal annual payments of $50,000. The outstanding balance of this note was $100,000 and $150,000 at December 31, 2011 and 2010 respectively.

As of December 31, 2011, the scheduled maturities of these advances and notes payable are as follows:

Year ending December 31,
(dollars in thousands)

2013	$12,560
2014	1,510
2015	11
2016	12
2017	13
Thereafter	11,127

Total	$25,233

Income Tax Matters	12 Months Ended
Dec. 31, 2011
Income Tax Matters [Abstract]
Income Tax Matters

Note 12 - Income Tax Matters

The significant components of income tax expense (benefit) for the years ended December 31 are summarized as follows:

	2011	2010	2009
	(dollars in thousands)
Current tax expense (benefit):
Federal	$(838)	$1,021	$428
State	34	221	146

Total	(804)	1,242	574

Deferred tax expense (benefit):
Federal	890	(891)	(620)
State	110	(200)	(117)

Total	1,000	(1,091)	(737)

Net provision for income taxes	$196	$151	$(163)

The difference between the provision for income taxes and the amounts computed by applying the statutory federal income tax rate of 34% to income before income taxes is summarized below:

	2011	2010	2009
	(dollars in thousands)

Tax computed at the statutory federal rate	$373	$294	$179
Increases (decrease) resulting from:
Tax exempt interest, net	(247)	(179)	(269)
State income taxes, net of federal benefit	94	14	19
Other	(24)	22	(92)

Provision for income taxes	$196	$151	$(163)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of deferred taxes at December 31 are as follows:

	2011	2010	2009
	(dollars in thousands)
Deferred tax assets relating to:
Allowance for loan losses	$2,439	$3,253	$1,772
Deferred compensation	595	518	635
Other	261	198	462
Valuation allowance	3	4	—

Total deferred tax assets	3,298	3,969	2,869

Deferred tax liabilities relating to:
Net unrealized gain on securities available for sale	(1,164)	(197)	(613)
Premises and equipment	(678)	(381)	(371)
Deferred loans fees and costs	(205)	(212)	(214)
Loan servicing	(206)	(186)	(158)
Prepaid expenses	(149)	(130)	(157)

Total deferred tax liabilities	(2,402)	(1,106)	(1,513)

Net recorded deferred tax asset	$896	$2,863	$1,356

The net deferred tax asset is included in other assets on the accompanying consolidated balance sheets.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

Note 13 - Commitments and Contingencies

Financial Instruments with Off-Balance Sheet Risk

The subsidiary banks are parties to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of their customers. These financial instruments include commitments to extend credit, lines of credit and standby letters of credit. These instruments involve elements of credit risk in excess of amounts recognized in the accompanying financial statements.

The subsidiary banks' risks of loss with the unfunded loans and lines of credit or standby letters of credit are represented by the contractual amount of these instruments. The Banks use the same credit policies in making commitments under such instruments as they do for on-balance sheet instruments. The amount of collateral obtained, if any, is based on management's credit evaluation of the borrower. Collateral held varies, but may include accounts receivable, inventory, real estate and time deposits with financial institutions. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Credit card commitments are unsecured.

As of December 31, 2011 and 2010, outstanding financial instruments whose contract amounts represent credit risk were as follows:

	2011	2010
	(dollars in thousands)

Commitments to extend credit	$64,224	$82,455
Credit card commitments	8,728	8,790
Standby letters of credit	1,540	1,626

	$74,492	$92,871

Contingencies

In the normal course of business, the Company is involved in various legal proceedings. In the opinion of management, any liability resulting from such proceedings would not have a material adverse effect on the consolidated financial statements.

Financial Instruments with Concentration of Credit Risk

The bank subsidiaries make commercial, agricultural, real estate mortgage, home equity and consumer loans primarily in Stanly, Anson and Cabarrus counties. A substantial portion of the Company's customers' ability to honor their contracts is dependent on the economy in these counties.

Although the Company's composition of loans is diversified, there is some concentration of mortgage loans in the total portfolio. The Banks' policy is to abide by real estate loan-to-value margin limits corresponding to guidelines issued by the federal supervisory agencies on March 19, 1993. Lending policy for all loans requires that they be supported by sufficient cash flows at the time of origination.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

Note 14 - Related Party Transactions

The Company has granted loans to certain directors and executive officers and their related interests. Such loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other borrowers and, in management's opinion, do not involve more than the normal risk of collectibility. All loans to directors and executive officers or their interests are submitted to the Board of Directors for approval. A summary of loans to directors, executive officers and their related interests follows:

(dollars in thousands)

Balance at December 31, 2010	$18,232
Disbursements during the year	1,610
Collections during the year	(4,965)

Balance at December 31, 2011	$14,877

At December 31, 2011, the Company had approved, but unused lines of credit, totaling $4.5 million to executive officers and directors, and their related interests.

Shareholders' Equity And Regulatory Matters	12 Months Ended
Dec. 31, 2011
Shareholders' Equity And Regulatory Matters [Abstract]
Shareholders' Equity And Regulatory Matters

Note 15 - Shareholders' Equity and Regulatory Matters

The Company and its bank subsidiaries are subject to certain requirements imposed by state and federal banking statutes and regulations. These requirements, among other things, establish minimum levels of capital, restrict the amount of dividends that may be distributed, and require that reserves on deposit liabilities be maintained in the form of vault cash or deposits with the Federal Reserve Bank.

The Company and its subsidiary banks are subject to federal regulatory risk-based capital guidelines for banks and bank holding companies. Each must meet specific capital guidelines that involve quantitative measure of assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices which measure Total and Tier 1 Capital to risk-weighted assets and Tier 1 Capital to average assets. Quantitative measures established by regulation to ensure capital adequacy and the Company's consolidated capital ratios are set forth in the table below. The Company expects to meet or exceed these minimums without altering current operations or strategy.

	Actual		Minimum For Capital Requirement		Minimum to Be Well Capitalized Under Prompt Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount		Ratio
		(Dollars in thousands)
December 31, 2011

Total Capital to Risk
Weighted Assets:
Consolidated	$58,319	15.4%	$30,364	8.0%	$	N/A	—%
Bank of Stanly	33,376	13.3%	20,035	8.0%		25,044	10.0%
Anson Bank and Trust	6,170	17.0%	2,904	8.0%		3,630	10.0%
Cabarrus Bank and Trust	12,641	14.3%	7,062	8.0%		8,828	10.0%

Tier I Capital to Risk
Weighted Assets:
Consolidated	42,422	11.2%	15,182	4.0%		N/A	—%
Bank of Stanly	30,231	12.1%	10,018	4.0%		15,026	6.0%
Anson Bank and Trust	5,710	15.7%	1,452	4.0%		2,178	6.0%
Cabarrus Bank and Trust	11,533	13.1%	3,531	4.0%		5,297	6.0%

Tier I Capital to
Average Assets:
Consolidated	42,422	8.0%	21,209	4.0%		N/A	—%
Bank of Stanly	30,231	8.8%	13,693	4.0%		17,117	5.0%
Anson Bank and Trust	5,710	10.1%	2,252	4.0%		2,815	5.0%
Cabarrus Bank and Trust	11,533	9.0%	5,105	4.0%		6,381	5.0%

	Actual		Minimum For Capital Requirement		Minimum to Be Well Capitalized Under Prompt Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount		Ratio
		(Dollars in thousands)
December 31, 2010

Total Capital to Risk
Weighted Assets:
Consolidated	$55,534	14.4%	$30,793	8.0%	$	N/A	—%
Bank of Stanly	32,520	12.6%	20,590	8.0%		25,738	10.0%
Anson Bank and Trust	5,276	13.8%	3,050	8.0%		3,812	10.0%
Cabarrus Bank and Trust	12,697	13.3%	7,623	8.0%		9,529	10.0%

Tier I Capital to Risk
Weighted Assets:
Consolidated	42,171	11.0%	15,396	4.0%		N/A	—%
Bank of Stanly	29,263	11.4%	10,295	4.0%		15,443	6.0%
Anson Bank and Trust	4,793	12.6%	1,525	4.0%		2,287	6.0%
Cabarrus Bank and Trust	11,500	12.1%	3,811	4.0%		5,717	6.0%

Tier I Capital to
Average Assets:
Consolidated	42,171	7.8%	21,615	4.0%		N/A	—%
Bank of Stanly	29,263	8.4%	13,956	4.0%		17,445	5.0%
Anson Bank and Trust	4,793	8.4%	2,274	4.0%		2,842	5.0%
Cabarrus Bank and Trust	11,500	8.9%	5,184	4.0%		6,480	5.0%

As of December 31, 2011, the most recent notification from the Federal Deposit Insurance Corporation categorized all of the Company's subsidiary banks as being well capitalized under the regulatory framework for prompt corrective action. There have been no conditions or events since such notification that management believes would have changed the categorizations.

On December 23, 2008, the Company entered into a letter agreement with the United States Department of Treasury to sell 10,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the "Senior Preferred") with a redemption value of $10.0 million. The Company also issued a warrant to the Treasury that was immediately exercised for 500 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series B (the "Warrant Preferred") with redemption value of $500,000. Combined proceeds received for the issuance of both the Senior Preferred and the Warrant Preferred was $10.0 million, resulting in a net discount that has been allocated between the two issues based upon their relative fair values. As a condition of the Cumulative Perpetual Preferred Stock, the Company must obtain consent from the United States Department of the Treasury to repurchase its common stock or to pay a cash dividend. Furthermore, the Company has agreed to certain restrictions on executive compensation.

The Senior Preferred qualifies as Tier 1 capital and will pay cumulative dividends at a rate of 5% per year, for the first five years, and 9% per year thereafter. Under the terms of the agreement, the Senior Preferred may be redeemed with prior approval from the Federal Reserve in the first three years with the proceeds from the issuance of certain qualifying Tier 1 capital or after three years at par value plus accrued and unpaid dividends.

The Warrant Preferred also qualifies as Tier 1 capital and will pay cumulative dividends at a rate of 9% per year. Under the terms of the agreement, the Warrant Preferred may be redeemed after the Senior Preferred has been completely redeemed, at par value plus accrued and unpaid dividends. It is the Company's intention to redeem both issues of preferred stock no later than the fifth anniversary of their issuance. Accordingly, the net discount of $500,000 is going to be amortized over five years. At December 31, 2011 the remaining discount was $200,000.

On December 31, 2008, the Company entered into agreements with its subsidiary banks to sell Fixed Rate Noncumulative Perpetual Preferred Stock to the Company to provide an avenue for investing portions of the funds received from Company's issuance of preferred stock at the subsidiary bank level. At December 31, 2011, Uwharrie Capital Corp had invested $3.0 million in Stanly, $1.8 million in Anson and $3.0 million in Cabarrus.

The Company and its subsidiaries must receive Federal Reserve approval before paying common and preferred stock dividends.

All of the Company's aforementioned investments in its subsidiary banks qualify for Tier 1 capital treatment and are included as such in their respective year end capital ratios.

For the reserve maintenance period in effect at December 31, 2011, the subsidiary banks were required to maintain reserve balances in cash or on deposit with the Federal Reserve Bank in the aggregate amount of $2.0 million as reserves on deposit liabilities.

Stock Repurchase Program

On February 21, 1995, the Company's Board of Directors authorized and approved a Stock Repurchase Program, to be reaffirmed annually, pursuant to which the Company may repurchase shares of the Company's common stock for the primary purpose of providing liquidity to its shareholders. There were no shares repurchased during 2010 or 2011.

Pursuant to the terms of the United States Department of the Treasury's investment in the Company's preferred stock under the Capital Purchase Program ("CPP"), the Company must obtain the prior consent of the United States Department of the Treasury to repurchase its common stock under the Stock Purchase Plan or otherwise or to pay a cash dividend.

Stock Based Compensation	12 Months Ended
Dec. 31, 2011
Stock Based Compensation [Abstract]
Stock Based Compensation

Note 16 - Stock Based Compensation

During 1996, the Company adopted the 1996 Incentive Stock Option Plan ("SOP") and the Employee Stock Purchase Plan ("SPP"), under which options to purchase shares of the Company's common stock may be granted to officers and eligible employees. Options granted under the SOP are exercisable in established increments according to vesting schedules, generally three to five years, and will expire if not exercised within ten years of the date of grant. Options granted under the SPP are fully vested at the date of grant and expire if not exercised within two years of the grant date. Both of these plans expired in 2006. At December 31, 2011, the SOP had 111,210 options still outstanding and the SPP had no options outstanding.

During 2006, the Company adopted the 2006 Incentive Stock Option Plan ("SOP II") and the Employee Stock Purchase Plan ("SPP II"), under which options to purchase shares of the Company's common stock may be granted to officers and eligible employees. Options granted under the SOP II are exercisable in established increments according to vesting schedules, generally three to five years, and will expire if not exercised within ten years of the date of grant. Options granted under the SPP II are fully vested at the date of grant and expire if not exercised within two years of the grant date. At December 31, 2011, the SOP II had 12,360 options outstanding and the SPP II had no options outstanding.

Employee Stock Plans

The following is a summary of stock option activity for the year ended December 31, 2011:

	Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value (in thousands)

Options outstanding at the beginning of the year	180,571	$4.90	$—

Options granted	—	—
Options exercised	—	—
Forfeitures	(57,001)	4.34

Options outstanding at the end of the year	123,570	$5.16	$—

Options exercisable at the end of the year	118,626	$5.15	$—

Total options outstanding at December 31, 2011 were 123,570 at an exercise price range of $4.47 to $5.35 per share with a weighted average expected term of 2.37 years. Exercisable options at December 31, 2011 were 118,626 options at an exercise price range of $4.47 to $5.35 per share. At December 31, 2011, authorized shares of common stock reserved for future grants of options totaled 154,971 under the SOP II and 103,234 under the SPP II.

The fair market value of each option award is estimated on the date of grant using the Black-Scholes option pricing model. There were no shares granted during the years ended December 31, 2011 and 2010 under the SOP II.

A summary of the status of the Company's non-vested stock grants as of December 31, 2011, and changes during the year then ended is presented below:

	Shares	Weighted Average Grant Date Fair Value
Non-vested December 31, 2010	7,416	$1.60
Granted	—	—
Vested	(2,472)	1.60
Forfeited	—	—

Non-vested December 31, 2011	4,944	1.60

The grant date fair value of stock options vested over the years ended December 31, 2011, 2010 and 2009 was $3,960, $3,960 and $26,438 respectively.

As of December 31, 2011, there was $4,333 of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under all of the Company's stock benefit plans. That cost is expected to be recognized over a weighted-average period of 1.3 years.

The Company funds the option shares from authorized but unissued shares. The Company does not typically purchase shares to fulfill the obligations of the stock benefit plans. Company policy does allow option holders to exercise options with seasoned shares.

There were no options exercised in 2009, 2010 or 2011.

Employee And Director Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee And Director Benefit Plans [Abstract]
Employee And Director Benefit Plans

Note 17 - Employee and Director Benefit Plans

Employees' Savings Plus and Profit Sharing Plan

The Company has established an associate tax deferred savings plan under Section 401(k) of the Internal Revenue Code of 1986. All associates are eligible to make elective deferrals on the first day if calendar month coincident or next following the date the associate attains the age of 18, completes one year of eligibility service and completes at least 1,000 hours of service and is 100% vested in the plan once they enroll.

The Company's annual contribution to the plan was $306,673 in 2011, $296,466 in 2010 and $210,884 in 2009, determined as follows:

•

The Company will contribute a safe harbor matching contribution in an amount equal to :(i) 100% of the matched employee contributions that are not in excess of 3% of compensation, plus (ii) 50% of the amount of the matched employee contributions that exceed 3% of compensation, but do not exceed 5% of compensation.

•	A discretionary contribution, subject to approval by the Board of Directors, limited to an amount not to exceed the maximum amount deductible for income tax purposes.

Directors' Deferred Compensation Plan

On March 1, 1994, the Company established a Directors' Deferred Compensation Plan in accordance with the laws of the State of North Carolina under which each Director could elect to defer receipt for services rendered to the Company as a Director during the term of his or her service by entering into a written deferred compensation election. This plan was closed to new participants in 2001; subsequently, only two directors continued to defer receipt of fees in 2007 and one director continued in 2008. The balance in deferred directors' compensation, not yet disbursed, was $165,487 at December 31, 2008. The plan was terminated in 2009 and all funds have been disbursed. Expense for the year ended December 31, 2009 was $12,078.

Employee Stock Ownership Plan

The Company established an Employee Stock Ownership Plan ("ESOP") to benefit all qualified employees. The ESOP purchased 293,216 dividend adjusted shares of common stock in 1999 with proceeds received from a loan of $1.2 million from the Company. The loan is to be repaid over eighteen years with interest at 8%. The loan may be prepaid without penalty. The unallocated shares of stock held by the ESOP are pledged as collateral for the loan. The ESOP is funded by contributions made by the Company and its subsidiaries in amounts sufficient to retire the debt. At December 31, 2011, the outstanding balance of the loan is $511,237 and is presented as a reduction of shareholders' equity.

All the debt payments are made on the loans, shares associated with those debt payments are released to the ESOP and allocated among active participants on the basis of compensation in the year of allocation. Benefits vest 100% as they are allocated to participants. Dividends on unallocated shares may be used by the ESOP to repay the loan to the Company and are not reported as dividends in the financial statements. Dividends on allocated or committed to be allocated shares are credited to the accounts of the participants and reported as dividends in the consolidated financial statements.

The Company established a $500,000 line of credit to the ESOP in the third quarter of 2010 for the purpose of purchasing shares for the ESOP plan. Advances of $260,541 have been made under this line of credit, and a total of 79,434 unallocated shares have been purchased from the open market from the advance proceeds and pledged as collateral. The unused balance of the line of credit at December 31, 2011 was $239,459. This amount is available for future advances to purchase stock for the ESOP plan. At December 31, 2011, the outstanding balance of the loan is $260,541 and is presented as a reduction of shareholders' equity.

During 2011 the Company continued to expense approximately 2% of salaries as a contribution to the ESOP Plan the same as 2010 compared to 3% contributed in 2009. The reduction in the percentage contributed was due to an increase in contributions to the Employees' Savings Plus and Profit Sharing Plan which was increased from a maximum match of 3% to a maximum match of 4% of associate contributions. Expenses of $219,657, $229,011 and $350,068 during the years ended December 31, 2011, 2010 and 2009, respectively, were incurred in connection with the ESOP.

At December 31, 2011, 409,129 shares held by the ESOP, including additional shares purchased, have been released or committed to be released to the ESOP's participants for purposes of computing earnings per share. There were 160,883 shares unallocated with a fair value of approximately $519,652 at December 31, 2011.

Supplemental Executive Retirement Plan

The Company has implemented a non-qualifying deferred compensation plan for certain executive officers. Certain of the plan benefits will accrue and vest during the period of employment and will be paid in fixed monthly benefit payments for up to ten years commencing with the officer's retirement at any time after attainment of the age specified in the officer's plan agreement. The plan also provides for payment of death benefits and for payment of disability benefits in the event the officer becomes permanently disabled prior to attainment of retirement age.

Effective December 31, 2008, this plan was amended and restated to comply with Section 409A of the Internal Revenue Code. The participants' account liability balances as of December 31, 2008 could be transferred into a trust fund, where investments will be participant-directed.

The plan is structured as a defined contribution plan and the Company's expected annual funding contribution for the participants has been calculated through the participant's expected retirement date. Under terms of the agreement, the Company has reserved the absolute right, at its sole discretion, to either fund or refrain from funding the plan. The plan also provides for payment of death benefits and for payment of disability benefits in the event the officer becomes permanently disabled prior to attainment of retirement age.

During 2011, 2010 and 2009 a provision of $266,800, $266,800 and $500,800, respectively, was expensed for future benefits to be provided under the plan. The liability accrued for compensation deferred under the plan amounts to $2.0 million and $1.7 million at December 31, 2011 and 2010, respectively.

Split-Dollar Life Insurance

The Company has entered into Life Insurance Endorsement Method Split-Dollar Agreements with certain officers. Under these agreements, upon death of the officer, the Company first recovers the cash surrender value of the contract and then shares the remaining death benefits from insurance contracts, which are written with different carriers, with the designated beneficiaries of the officers. The death benefit to the officers' beneficiaries is a multiple of base salary at the time of the agreements. The Company, as owner of the policies, retains an interest in the life insurance proceeds and a 100% interest in the cash surrender value of the policies. During 2011 and 2010, the expense income associated with these policies was $53,938 and $(12,322), respectively.

Fair Values Of Financial Instruments And Interest Rate Risk	12 Months Ended
Dec. 31, 2011
Fair Values Of Financial Instruments And Interest Rate Risk [Abstract]
Fair Values Of Financial Instruments And Interest Rate Risk

Note 18 - Fair Values of Financial Instruments and Interest Rate Risk

ASC 825, "Disclosures about Fair Value of Financial Instruments," requires disclosure of the fair value of financial assets and financial liabilities, including those that are not measured and reported at fair value on a recurring basis or non-recurring basis.

The fair value estimates presented at December 31, 2011 and 2010, are based on relevant market information and information about the financial instruments. Fair value estimates are intended to represent the price at which an asset could be sold or the price for which a liability could be settled for. However, given there is no active market or observable market transactions for many of the Company's financial instruments, the Company has made estimates of many of these fair values which are subjective in nature, involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimated values. The estimated fair values disclosed in the following table do not represent market values of all assets and liabilities of the Company and should not be interpreted to represent the underlying value of the Company. The following table reflects a comparison of carrying amounts and the estimated fair value of the financial instruments as of December 31, 2011 and 2010:

	2011		2010
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(dollars in thousands)
Financial Assets
Cash and cash equivalents	$28,687	$28,687	$13,624	$13,630
Securities available for sale	88,661	88,661	96,395	96,395
Loans held for investment, net	359,860	374,636	387,769	392,017
Loans held for sale	1,958	1,958	6,286	6,286
FHLB Stock and FRB Stock	3,289	3,289	4,031	4,031
Bank-owned life insurance	6,171	6,171	5,975	5,975
Mortgage servicing rights	2,128	2,494	2,134	2,522
Accrued interest receivable	2,084	2,084	2,408	2,408

Financial Liabilities
Deposits	$431,338	$430,641	$434,033	$439,298
Short-term borrowings	20,791	20,791	20,482	20,482
Long-term debt	25,233	25,894	34,061	35,625
Accrued interest payable	301	301	342	342

The carrying amount of cash and cash equivalents and accrued interest, approximate their fair values due to the short period of time until their expected realization. Securities available for sale are carried at fair value based on quoted market prices. It is not practicable to determine fair value of Federal Home Loan Bank and Federal Reserve Bank stock due to restrictions placed on its transferability so it is presented at its carrying value. The carrying amount of bank-owned life insurance is the current cash surrender value. Fair value for mortgage servicing assets is determined using prices for similar assets with similar characteristics, when available, or based upon discounted cash flows using market-based assumptions.

The following methods and assumptions were used by the Company in estimating the fair value of financial instruments:

•

Loans and Loans Held for Sale - The fair value of loans is estimated based on discounted expected cash flows using the current interest rates at which similar loans would be made, net of allowance for loan loss. Loans held for sale, which represent current mortgage production forward sales not yet delivered, are valued based on current market prices. The fair value of loans does not consider the lack of liquidity and uncertainty in the market that would affect the valuation.

•

Deposits - The fair value of checking, savings and money market deposits is deemed equal to the amount payable on demand. The fair value of certificates of deposit is estimated based on discounted cash flow analysis using offered market rates. The fair value of deposits does not consider any customer related intangibles.

•

Borrowings - The fair value disclosed for short-term borrowings, which are composed of overnight borrowings and debt due within one year approximate the carrying value for such debt. The estimated fair value for long-term borrowings are estimated based on discounted cash flow analysis using offered market rates. The fair value of the unsecured debt does not consider the lack of liquidity and uncertainty in the market that would affect the valuation.

At December 31, 2011, the subsidiary banks had outstanding standby letters of credit and commitments to extend credit. These off-balance sheet financial instruments are generally exercisable at the market rate prevailing at the date the underlying transaction will be completed; therefore, they were deemed to have no current fair value. See Note 13.

The following table provides fair value information for assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 and 2010:

	December 31, 2011
	(dollars in thousands)
	Total	Level 1		Level 2	Level 3

Securities available for sale:
US Treasury	$33,532		$33,532	$—	$—
US Gov't	19,997		—	19,997	—
Mortgage-backed securities and CMO's	24,263		—	24,263	—
State and political subdivisions	10,869		—	10,869	—

Total assets at fair value	$88,661		$33,532	$55,129	$—

Total liabilities at fair value	$—	$		$—	$—

	December 31, 2010
	(dollars in thousands)
	Total	Level 1		Level 2	Level 3

Securities available for sale:
US Treasury	$51,148		$51,148	$—	$—
US Gov't	25,463		—	25,463	—
Mortgage-backed securities and CMO's	8,900		—	8,900	—
State and political subdivisions	10,884		—	10,884	—

Total assets at fair value	$96,395		$51,148	$45,247	$—

Total liabilities at fair value	$—	$		$—	$—

Prices for US Treasury are readily available in the active markets in which those securities are traded, and the resulting fair values are shown in the 'Level 1 input' column. Prices for mortgage-backed securities, government agency securities and for state, county and municipal securities are obtained for similar securities, and the resulting fair values are shown in the 'Level 2 input' column. Prices for non-marketable investments are determined based on various assumptions that are not observable. The fair values for these investment securities are shown in the 'Level 3 input' column. Non-marketable investment securities, which are carried at their purchase price, include those that may only be redeemed by the issuer.

The Company may be required, from time to time, to measure certain assets at fair value on a nonrecurring basis in accordance with U.S. generally accepted accounting principles. These include assets that are measured at the lower of cost or market that were recognized at fair value below cost at the end of the period. Assets measured at fair value on a nonrecurring basis are included in the table below as of December 31, 2011 and December 31, 2010:

	December 31, 2011
	(dollars in thousands)
	Total	Level 1	Level 2	Level 3

Impaired loans	$7,074	$—	$—	$7,074
Loans held for sale	1,958	—	1,958	—
Other real estate owned	1,464	—	—	1,464

Total assets at fair value	$10,496	$—	$1,958	$8,538

Total liabilities at fair value	$—	$—	$—	$—

	December 31, 2010
	(dollars in thousands)
	Total	Level 1	Level 2	Level 3

Impaired loans	$12,265	$—	$—	$12,265
Loans held for sale	6,286	—	6,286	—
Other real estate owned	275	—	—	275

Total assets at fair value	$18,826	$—	$6,286	$12,540

Total liabilities at fair value	$—	$—	$—	$—

ASC 825 allows an entity to elect to measure certain financial assets and liabilities at fair value with changes in fair value recognized in the income statement each period. The statement also requires additional disclosures to identify the effects of an entity's fair value election on its earnings. Upon the adoption of ASC 825, the Company did not elect to report any assets and liabilities at fair value.

Interest Rate Risk

The Company assumes interest rate risk (the risk that general interest rate levels will change) in the course of its normal operations. As a result, fair values of the Company's financial instruments will change when interest rate levels change and that change may be either favorable or unfavorable to the Company. Management attempts to match maturities of assets and liabilities to the extent believed necessary to minimize interest rate risk. However, borrowers with fixed rate obligations are more likely to prepay in a falling rate environment and less likely to prepay in a rising rate environment. Conversely, depositors who are receiving fixed rates are more likely to withdraw funds before maturity in a rising rate environment and less likely to do so in a falling rate environment. Management monitors rates and maturities of assets and liabilities and attempts to minimize interest rate risk by adjusting terms of new loans and deposits and by investing in securities with terms that mitigate the Company's overall interest rate risk.

Parent Company Financial Data	12 Months Ended
Dec. 31, 2011
Parent Company Financial Data [Abstract]
Parent Company Financial Data

Note 19 - Parent Company Financial Data

The following is a summary of the condensed financial statements of Uwharrie Capital Corp:

Condensed Balance Sheets

	December 31,
	2011	2010
	(dollars in thousands)
Assets
Cash and demand deposits with bank subsidiaries	$307	$859
Interest-earning deposits with bank subsidiaries	9,142	11,271
Investments in:
Bank subsidiaries	50,596	46,878
Nonbank subsidiaries	913	704
Other assets	2,453	2,612

Total assets	$63,411	$62,324

Liabilities and shareholders' equity
Master notes	$6,208	$8,594
Junior subordinated debentures	11,127	9,895
Other liabilities	473	342
Shareholders' equity	45,603	43,493

Total liabilities and shareholders' equity	$63,411	$62,324

Condensed Statements of Income

	2011	2010	2009
	(dollars in thousands)

Equity in earnings of subsidiaries	$1,649	$1,445	$1,260
Interest income	64	50	113
Management and service fees	6,689	6,407	5,468
Other income	104	26	91
Interest expense	(674)	(479)	(533)
Other operating expense	(7,304)	(7,003)	(6,122)
Income tax benefit	372	267	413

Net income	$900	$713	$690

Net income	$900	$713	$690
Dividends - preferred stock	(645)	(645)	(642)

Net Income available to common shareholders	$255	$68	$48

Net income per common share
Basic	$0.03	$0.01	$0.01

Diluted	$0.03	$0.01	$0.01

Weighted average shares outstanding
Basic	7,467,396	7,485,373	7,474,140
Diluted	7,467,396	7,485,373	7,474,140

Condensed Statements of Cash Flows

	2011	2010	2009
	(dollars in thousands)
Cash flows from operating activities
Net income	$900	$713	$690
adjustments to reconcile net income to net cash used by operating activities:
Equity in earnings of subsidiaries	(1,649)	(1,445)	(1,260)
(Increase) decrease in other assets	(203)	174	(753)
Increase (decrease) in other liabilities	131	7	(30)

Net cash used by operating activities	(821)	(551)	(1,353)

Cash flows from investing activities
Dividends received from subsidiaries	—	1,300	900

Net cash provided by investing activities	—	1,300	900

Cash flows from financing activities
Net increase (decrease) in master notes	(2,386)	(2,888)	2,579
Net increase (decrease) in long-term debt	—	—	(2,600)
Net proceeds from issuance of junior subordinated debentures	1,232	2,476	—
Increase in unearned ESOP compensation	(161)	(100)	—
Dividends on preferred stock	(545)	(545)	(542)

Net cash used by financing activities	(1,860)	(1,057)	(563)

Net decrease in cash and cash equivalents	(2,681)	(308)	(1,016)
Cash and cash equivalents at beginning of year	12,130	12,438	13,454

Cash and cash equivalents at end of year	$9,449	$12,130	$12,438

Selected Financial Data

(in thousands except per share and shares outstanding information)

	2011	2010	2009	2008	2007
Summary of Operations
Interest income	$23,822	$24,487	$25,062	$25,564	$26,909
Interest expense	4,737	5,951	7,697	9,828	11,876

Net interest income	19,085	18,536	17,365	15,736	15,033
Provision for loan losses	3,456	4,919	1,732	969	15
Noninterest income	8,256	9,898	5,824	6,597	6,590
Noninterest expense	22,789	22,651	20,930	18,531	17,362
Income tax expense(benefit)	196	151	(163)	804	1,287

Net income	$900	$713	$690	$2,029	$2,959

Per Common Share
Net income - basic (1)	$0.03	$0.01	$0.01	$0.27	$0.39
Net income - diluted (1)	0.03	0.01	0.01	0.27	0.39
Book value (1)	4.65	4.38	4.47	4.11	4.14

Weighted Average Shares
Outstanding:
Basic (1)	7,467,396	7,485,373	7,474,140	7,482,488	7,603,494
Diluted (1)	7,467,396	7,485,373	7,474,140	7,520,484	7,706,832
Ratios
Return on average assets	0.17%	0.14%	0.15%	0.48%	0.75%
Return on average equity	2.02%	1.57%	1.60%	6.29%	9.73%
Average equity to average assets	8.39%	8.83%	9.15%	7.63%	7.73%

Selected Year-end Balances
Assets	$526,902	$535,426	$477,846	$452,468	$411,944
Loans held for investment	366,675	387,769	353,729	340,830	321,987
Securities	88,661	96,395	76,317	68,835	51,005
Deposits	431,338	434,033	376,774	353,627	324,657
Borrowed funds	46,024	54,543	53,583	54,751	53,619
Shareholders' equity	45,603	43,493	44,024	41,233	31,574

Selected Average Balances
Assets	$529,970	$514,425	$471,729	$422,857	$393,188
Loans held for investment	381,419	375,381	346,976	335,791	308,149
Securities	90,701	86,780	78,049	48,926	41,188
Deposits	430,998	406,304	369,957	337,384	312,261
Borrowed funds	50,529	58,291	55,084	50,643	48,075
Shareholders' equity	44,462	45,425	43,182	32,245	30,402

(1)	Net income per share, book value per share, weighted average shares outstanding and shares outstanding at year-end for 2007 and 2008 have been adjusted to reflect 3% stock dividends issued in 2008 and 2007. There was not a stock dividend issued in 2011, 2010 or 2009.

A discussion and analysis of the Company's operating results and financial condition are presented in the following narrative and financial tables. The comments are intended to supplement and should be reviewed in conjunction with the consolidated financial statements and notes thereto appearing on pages 37 - 82 of this Annual Report. References to changes in assets and liabilities represent end of period balances unless otherwise noted. All references in this Annual Report to net income per share and weighted average common and common equivalent shares outstanding have been adjusted to reflect 3% stock dividends in 2008 and 2007. Statements contained in this Annual Report, which are not historical facts, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Amounts herein could vary as a result of market and other factors. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. Such forward-looking statements may be identified by the use of such words as "believe," "expect," "anticipate," "should," "might," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to the financial condition, expected or anticipated revenue, results of operations and business of the Company that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products and services.

Financial Condition at December 31, 2011 and December 31, 2010

The Company's total assets decreased $8.5 million or 1.59% from $535.4 million at December 31, 2010 to $526.9 million at December 31, 2011. This decrease resulted primarily from a $21.1 million decrease in loans held for investment and a $7.7 million decrease in securities available for sale.

Cash and cash equivalents increased $15.0 million during the year ended December 31, 2011. Cash and due from banks grew $2.5 million, while interest-earning deposits with banks increased $12.5 million.

Investment securities decreased $7.7 million or 8.0%, from $96.4 million at December 31, 2010 to $88.7 million at December 31, 2011. During the year in an effort to improve our interest rate risk position, management made the decision to shorten the duration of our investment portfolio by selling $24.6 million of securities, including $22.7 million of US Treasuries and government agency bonds and $1.9 million of small mortgage backed securities. The Company realized a gain of $933,000 on these transactions. The proceeds from these sales are being reinvested in defensive duration mortgage backed securities which will provide a shorter maturity and a monthly cash flow and protection in a rising rate environment. At December 31, 2011, the Company had net unrealized gains of $3.4 million.

Loans held for investment decreased $21.1 million from $387.8 million at December 31, 2010 to $366.7 million at December 31, 2011. The Company experienced declines in growth trends in all areas of the loan portfolio except commercial real estate and real estate 1-4 family construction, which increased $9.8 million and $1.2 million, respectively. Other real estate construction and commercial loans experienced the largest declines at 39.4% and 11.2%, respectively. Loans held for sale decreased 68.9% or $4.3 million compared to the prior year. This decrease was attributed to the volatility in mortgage rates and a decline in demand as rates increased. The allowance for loan losses was $6.8 million at December 31, 2011, which represents 1.86% of the loan portfolio, a decrease from $9.1 million or 2.34% at December 31, 2010. During 2011, the Company foreclosed on several loan relationships that played a major part in net chargeoffs of $5.8 million for the year ended December 31, 2011 compared to $1.1 million for 2010. This increase in chargeoffs directly affected the decline in allowance for loss.

Other changes in our consolidated assets are related to premises and equipment, interest receivable, Federal Home Loan Bank stock, bank owned life insurance, other real estate owned, prepaid assets and other assets. Premises and equipment, bank owned life insurance and other real estate owned increased $522,000, $196,000 and $8.2 million, respectively. As aforementioned, the Company foreclosed on several loans during the period, with two relationships totaling $5.1 million contributing largely to the increase in other real estate owned. The Company does have $1.1 million of other real estate owned under contract to sell and is expected to close on those transactions later in the first quarter of 2012. Accrued interest receivable and prepaid assets declined $324,000 and $741,000, respectively. Federal Home Loan Bank stock decreased $766,000 because member institutions are required to increase or decrease their ownership as their utilization of FHLB borrowings change. The Company's required ownership in Federal Reserve Bank stock also increased $24,000 during the year, included in other assets which increased $194,000 for the year.

Customer deposits continued to be our principal funding source in 2011. At December 31, 2011, deposits from our customers totaled $431.3 million, a decrease of $2.7 million, or 0.62%, from $434.0 million at December 31, 2010. Demand noninterest bearing checking increased $7.5 million, while interest savings accounts increased $1.6 million for the period. Interest checking and money market accounts declined $2.0 million during 2011. Time deposits over $100,000 and other time deposits declined $1.2 million and $8.7 million respectively during 2011, primarily from a shift to other deposit accounts.

During 2011 the Company's net borrowings decreased by $8.5 million. Borrowings consist of both short-term and long-term borrowed funds. The Company utilizes both short-term and long-term advances from the Federal Home Loan Bank. At December 31, 2011, $27 million of the total borrowings of $46.0 million were attributed to Federal Home Loan Bank advances. During the third quarter of 2010, the Company began a second junior subordinated debt offering. This offering was completed in 2011 raising $11.1 million. The Company called the first junior subordinated debt issued in 2008 in March of 2011 at the completion of the second offering. See note 11 for additional information on the new offering.

At December 31, 2011, total shareholders' equity was $45.6 million, an increase of $2.1 from December 31, 2010. Net income for the period was $900,000. Net income was offset by a net increase in unearned ESOP compensation of $80,000. Net income was also offset as the Company recorded $545,000 in dividends on its series A and B preferred stock for the twelve month period. The other factor related to the increase in total equity was an increase of $1.9 million in unrealized gains on investment securities. At December 31, 2011, the Company and its subsidiary banks exceeded all applicable regulatory capital requirements.

Results of Operations for the Years Ended December 31, 2011 and 2010

Earnings

Uwharrie Capital Corp reported net income of $900,000 for the twelve months ended December 31, 2011, as compared to $713,000 for the twelve months ended December 31, 2010, an increase of $187,000. Net income available to common shareholders was $255,000 or $0.03 per common share at December 31, 2011, compared to $68,000 or $0.01 per common share at December 31, 2010. Net income available to common shareholders is net income less any dividends and discount accretions on preferred stock related to the $10 million of capital received from the United States Department of the Treasury under the capital purchase program in December 2008.

Net Interest Income

As with most financial institutions, the primary component of earnings for our banks is net interest income. Net interest income is the difference between interest income, principally from loan and investment securities portfolios, and interest expense, principally on customer deposits and borrowings. Changes in net interest income result from changes in volume, spread and margin. For this purpose, volume refers to the average dollar level of interest-earning assets and interest-bearing liabilities, spread refers to the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities, and margin refers to net interest income divided by average interest-earning assets. Margin is influenced by the level and relative mix of interest-earning assets and interest-bearing liabilities, as well as by levels of noninterest bearing liabilities and capital.

Net interest income increased $549,000 to $19.1 million for 2011 compared to the $18.5 million earned in 2010. During the year ended December 31, 2011 our growth in the volume of interest-earning assets outpaced the growth in interest-bearing liabilities by $562,000. The average yield on our interest-earning assets decreased 26 basis points to 4.99%, while the average rate we paid for our interest-bearing liabilities decreased 32 basis points. The Company's assets that are interest rate sensitive adjust at the time the Federal Reserve Open Market Committee adjusts interest rates while interest-bearing time deposits adjust at the time of maturity. These decreases resulted in an increase of six basis points in our interest rate spread, from 3.81% in 2010 to 3.87% in 2011. Our net interest margin for 2011 was 4.01%, compared to 3.99% in 2010. A portion of the Company's loan portfolio has interest rate floors and caps in place on the loans. The interest rate floor feature has allowed the Company to maintain a strong interest margin despite a decline in rates; however, the interest rate cap could hurt the margin in a rising rate environment. Financial Table 1 on page 96 presents a detailed analysis of the components of the Company's net interest income while Financial Table 2 on page 97 summarizes the effects on net interest income from changes in interest rates and in the dollar volume of the components of interest-earning assets and interest bearing liabilities.

Provision for Loan Losses

The provision for loan losses was $3.5 million and $4.9 million for the twelve months ended December 31, 2011 and 2010 respectively. There were net loan charge-offs of $5.7 million for the twelve months ended December 31, 2011 as compared with net loan charge-offs of $1.1 million during the same period of 2010. Refer to the Asset Quality discussion beginning on page 88 for further information.

Noninterest Income

The Company generates most of its revenue from net interest income; however, diversification of our earnings base is of major importance to our long term success. Noninterest income decreased 16.6%, from $9.9 million in 2010, to $8.3 million in 2011, a decrease of $1.6 million. While the Company benefited from another strong year of income from mortgage loan sales, income from mortgage loan sales declined $1.4 million to $1.8 million for 2011 compared to $3.2 million during 2010. Even with the volatility in interest rates during the year, mortgage loan rates continued to be attractive for buyers and rates did decline at several times during 2011 allowing customers to be able to refinance again at even lower rates. Service charges on deposit accounts produced earnings of $1.8 million, a decrease of 17.2%. These decreases were offset by an increase in other service fees and commissions of $526,000 generated mainly from brokerage commissions and asset management fees which increased $312,000 to $1.8 million and other banking fees which increased $214,000 during 2011. The recent downturn in the economy over the last several years that impacted the overall stock market and customer's confidence to actively trade continued to turn around in 2011 contributing to the growth in brokerage commissions and asset management fees. The Company realized gains from the sale of securities of $933,000 on the securities available for sale compared to realized losses of $1.5 million in 2010.

Noninterest Expense

Noninterest expense for the year ended December 31, 2011 was $22.8 million compared to $22.7 million for the same period of 2010, a small increase of $138,000. Salaries and employee benefits, the largest component of noninterest expense, increased $473,000, from $11.6 million for the period ending December 31, 2010 to $12.1 million for the same period in 2011. This increase is attributable to normal salary increases, additions to staff and higher benefit expenses. Professional fees and services increased $258,000, while foreclosed real estate expense increased $102,000 both due mainly to increased loan collection costs. Data processing costs reflected a modest increase of $5,000, while software costs increased by $31,000. Growth in electronic banking operations, including preparation for new services, created increased expense of $64,000. These increases were offset by a decline in marketing and donations expense of $522,000 that included expenditures associated with advertising, business development and public relations, donations to local charities, sponsorships of local community events and economic development. Net occupancy and equipment expense had a combined decrease of $39,000. Other noninterest expense also decreased $142,000 for the comparable twelve month period. The table on page 100 reflects the additional breakdown of other noninterest expense. FDIC assessment costs decreased $45,000 during the twelve month ending December 31, 2011. During 2009, the FDIC had implemented a special one-time assessment which amounted to $209,000 for the Company's subsidiary banks that did not recur during 2010 or 2011.

Income Tax Expense

The Company had an income tax expense of $196,000 for 2011 at an effective tax rate of 17.88% compared to income tax expense of $151,000 in 2010 with an effective tax rate of 17.48%. Income taxes computed at the statutory rate and are reduced primarily by the eligible amount of interest earned on state and municipal securities and income earned on bank owned life insurance.

Results of Operations for the Years Ended December 31, 2010 and 2009

Earnings

Uwharrie Capital Corp reported net income of $713,000 for the twelve months ended December 31, 2010, as compared to $690,000 for the twelve months ended December 31, 2009, an increase of $23,000. Net income available to common shareholders was $68,000 or $0.01 per common share at December 31, 2010, compared to $48,000 or $0.01 per common share at December 31, 2009. Net income available to common shareholders is net income less any dividends and discount accretions on preferred stock related to the $10 million of capital received from the United States Department of the Treasury under the capital purchase program in December 2008.

Net Interest Income

As with most financial institutions, the primary component of earnings for our banks is net interest income. Net interest income is the difference between interest income, principally from loan and investment securities portfolios, and interest expense, principally on customer deposits and borrowings. Changes in net interest income result from changes in volume, spread and margin. For this purpose, volume refers to the average dollar level of interest-earning assets and interest-bearing liabilities, spread refers to the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities, and margin refers to net interest income divided by average interest-earning assets. Margin is influenced by the level and relative mix of interest-earning assets and interest-bearing liabilities, as well as by levels of noninterest bearing liabilities and capital.

Net interest income increased $1.2 million to $18.5 million for 2010 compared to the $17.4 million earned in 2009. During the year ended December 31, 2010 our growth in the volume of interest-earning assets outpaced the growth in interest-bearing liabilities by $1.9 million. The average yield on our interest-earning assets decreased 64 basis points to 5.25%, while the average rate we paid for our interest-bearing liabilities decreased 59 basis points. The Company's assets that are interest rate sensitive adjust at the time the Federal Reserve Open Market Committee adjusts interest rates while interest-bearing time deposits adjust at the time of maturity. These decreases resulted in a decrease of five basis points in our interest rate spread, from 3.86% in 2009 to 3.81% in 2010. Our net interest margin for 2010 was 3.99%, compared to 4.12% in 2009. Financial Table 1 on page 96 presents a detailed analysis of the components of the Company's net interest income while Financial Table 2 on page 97 summarizes the effects on net interest income from changes in interest rates and in the dollar volume of the components of interest-earning assets and interest bearing liabilities.

Provision for Loan Losses

The provision for loan losses was $4.9 million and $1.7 million for the twelve months ended December 31, 2010 and 2009 respectively. There were net loan charge-offs of $1.1 million for the twelve months ended December 31, 2010 as compared with net loan charge-offs of $817,000 during the same period of 2009. Refer to the Asset Quality discussion beginning on page 88 for further information.

Noninterest Income

The Company generates most of its revenue from net interest income; however, diversification of our earnings base is of major importance to our long term success. Noninterest income increased 70.0%, from $5.8 million in 2009 to $9.9 million in 2010, an increase of $4.1 million. The Company benefited from another strong year of income from mortgage loan sales. Income from mortgage loan sales was $3.2 million for 2010 compared to $3.4 million during 2009, a decrease of $264,000. Mortgage loan rates continued to be attractive for buyers and rates did decline during 2010 allowing customers to be able to refinance again at even lower rates. Service charges on deposit accounts produced earnings of $2.2 million, a decrease of 6.0%. These decreases were offset by an increase in other service fees and commissions of $610,000 generated from brokerage commissions and asset management fees which increased $270,000 to $1.5 million and other banking fees which increased $340,000 during 2010. The recent downturn in the economy that impacted the overall stock market and customer's confidence to actively trade during 2009 began to turn around in 2010 attributing to the growth in brokerage commissions and asset management fees. The Company realized gains of $1.5 million on the securities available for sale compared to realized losses of $711,000 in 2009. As previously discussed, the Company did not have other-than-temporary impairment during 2010 compared to $1.8 million 2009.

Noninterest Expense

Noninterest expense for the year ended December 31, 2010 was $22.7 million compared to $20.9 million for the same period of 2009, an increase of $1.8 million. Salaries and employee benefits, the largest component of noninterest expense, increased $121,000, from $11.5 million for the period ending December 31, 2009 to $11.6 million for the same period in 2010. This increase is attributable to normal salary increases, additions to staff and higher benefit expenses. Net occupancy and equipment expense had a combined increase of $189,000. Professional fees and services increased $262,000 due mainly to increased loan collection costs. Data processing costs reflected a modest increase of $61,000, while software costs increased by $72,000. Growth in electronic banking operations, including preparation for new services, created increased expense of $83,000. Marketing and donations expense grew by $545,000 and included expenditures associated with advertising, business development and public relations, donations to local charities, sponsorships of local community events and economic development. Other noninterest expense increased $334,000 for the comparable twelve month period. The table on page 100 reflects the additional breakdown of other noninterest expense. FDIC assessment costs decreased $163,000 during the twelve month ending December 31, 2010. During 2009, the FDIC had implemented a special one-time assessment which amounted to $209,000 for the Company's subsidiary banks that did not recur during 2010.

Income Tax Expense

The Company had an income tax expense of $151,000 for 2010 at an effective tax rate of 17.48% compared to income tax benefit of $163,000 in 2009. Income taxes computed at the statutory rate are reduced primarily by the eligible amount of interest earned on state and municipal securities and income earned on bank owned life insurance.

Asset Quality

The Company's allowance for loan losses is established through charges to earnings in the form of a provision for loan losses. The allowance is increased by provisions charged to operations and by recoveries of amounts previously charged off and is reduced by loans charged off. Management continuously evaluates the adequacy of the allowance for loan loss. In evaluating the adequacy of the allowance, management considers the following: the growth, composition and industry diversification of the portfolio; historical loan loss experience; current delinquency levels; adverse situations that may affect a borrower's ability to repay; estimated value of any underlying collateral; prevailing economic conditions and other relevant factors. The Company's credit administration function, through a review process, validates the accuracy of the initial risk grade assessment. In addition, as a given loan's credit quality improves or deteriorates, the credit administration department has the responsibility to change the borrower's risk grade accordingly. For loans determined to be impaired, the allowance is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loans observable market price or the estimated fair value of the underlying collateral less the selling costs, if the loan is deemed to be collateral dependent. This evaluation is inherently subjective, as it requires material estimates, including the amounts and timing of future cash flows expected to be received on impaired loans, which may be susceptible to significant change. In addition, regulatory agencies, as an integral part of their examination process, periodically review the allowance for loan losses and may require additions for estimated losses based upon judgments different from those of management.

Management uses a risk-grading program to facilitate the evaluation of probable inherent loan losses and the adequacy of the allowance for loan losses. In this program, risk grades are initially assigned by loan officers and reviewed and monitored by credit administration. The Company strives to maintain its loan portfolio in accordance with conservative loan underwriting policies that result in loans specifically tailored to the needs of its market area. Every effort is made to identify and minimize the credit risks associated with such lending strategies. The Company has no foreign loans and does not engage in significant lease financing or highly leveraged transactions. The Company follows a loan review program designed to evaluate the credit risk in the loan portfolio. This process includes the maintenance of an internally classified watch list that is designed to help management assess the overall quality of the loan portfolio and the adequacy of the allowance for loan losses. In establishing the appropriate classification for specific assets, management considers, among other factors, the estimated value of the underlying collateral, the borrower's ability to repay, the borrower's payment history and the current delinquent status. As a result of this process, certain loans are categorized as substandard, doubtful or loss, and reserves are allocated based on management's judgment and historical experience.

The allowance for loan losses represents management's best estimate of an appropriate amount to provide for inherent risk in the loan portfolio in the normal course of business. While management believes that it uses the best information available to establish the allowance for loan losses, future adjustments to the allowance may be necessary and results of operations could be adversely affected if circumstances differ from the assumptions used in making the determinations. Furthermore, while management believes it has established the allowance for loan losses in conformity with generally accepted accounting principles, there can be no assurance that banking regulators, in reviewing the Company's portfolio, will not require an adjustment to the allowance for loan losses. In addition, because future events affecting borrowers and collateral cannot be predicted with certainty, there can be no assurance that the existing allowance for loan losses is adequate or that increases will not be necessary, should the quality of any loans deteriorate as a result of the factors discussed herein. Any material increase in the allowance for loan losses may adversely affect the Company's financial condition and results of operations.

The provision for loan losses was $3.5 million for the year ended December 31, 2011 as compared to $4.9 million for the same period in 2010. At the end of 2011 the levels of our impaired loans, which includes all loans in nonaccrual status and other loans deemed by management to be impaired, were $33.1 million compared to $43.3 million at December 31, 2010, a decrease of $10.2 million. Total nonaccrual loans, which are a component of impaired loans, decreased from $19.7 million at December 31, 2010 to $7.9 million at December 31, 2011. The primary factor in the decrease in both impaired and nonaccrual loans was the increase in foreclosures and the subsequent increase of $8.2 million in other real estate owned. The Company also had a $1.6 million loan relationship that was current and performing for a period of time but which was placed in nonaccrual until there was a proven payment history could be reestablished. This relationship was transferred out of nonaccrual and into the current portfolio during the second quarter of 2011. The Company had net loan charge-offs for 2011 of $5.7 million compared to net loan charge-offs of $1.1 million for the same period in 2010. During 2011 the Company had two loan relationships with chargeoffs totaling $2.6 million that greatly impacted the increase.

The allowance expressed as a percentage of gross loans held for investment decreased 48 basis points from 2.34% at December 31, 2010 to 1.86% at December 31, 2011. The decrease in the allowance was a direct impact of the write down and chargeoff of impaired loans. The collectively evaluated reserve allowance as a percentage of collectively evaluated loans was 1.29% at December 31, 2010 and 1.27% at December 31, 2011, while the individually evaluated allowance as a percentage of individually evaluated loans decreased from 10.71% to 7.81%, a decrease of 290 basis points. During 2011, along with the aforementioned chargeoffs of $1.2 million, the Company had several partial charge-offs contributing to the decrease. During the third quarter of 2010 we upgraded our allowance for loan loss model to capture not only the mean loss of individual loans but also the rare event of severe loss that can occur within the loan portfolio. The changes were made in the part of the model used to compute the general reserves. Specifically, the Company began calculating probable losses on loans by computing a probability of loss and expected loss scenario by call codes. Together, these components created from Ordinary Least Squares (OLS) Regression of historical losses against multiple Macro-Economic factors make up the basis of the allowance model. The loans that are impaired and included in the specific reserve are excluded from these calculations. During the first quarter of 2011 the Company added an additional section to its loan loss model to account for other qualitative and/or environmental factors. This new section accounted for $42,000 in increased reserves during the year. Nonperforming loans, which consist of nonaccrual loans and loans past due 90 days and still accruing, to total loans decreased from 5.19% at December 31, 2010, to 2.14% at December 31, 2011. As discussed above, during the period the Company had a net increase of $8.2 million in other real estate owned. The primary components of the increase in other real estate owned were, two loan relationships which consisted of six pieces of property totaling $5.1 million. Management believes the current level of the allowance for loan losses is appropriate in light of the risk inherent in the loan portfolio.

Restructured loans at December 31, 2011 totaled $6.0 million and $5.1 millionat December 31, 2010.

The following nonperforming loan table shows the comparison for the past five years:

Nonperforming Assets

(dollars in thousands)

	At December 31,
	2011	2010	2009	2008	2007

Nonperforming Assets:

Nonaccrual loans past due 90 days or more	$—	$407	$282	$3	$—

Nonaccrual loans	7,862	19,730	5,630	3,898	1,795

Other real estate owned	10,258	2,022	3,419	2,816	163

Total nonperforming assets	$18,120	$22,159	$9,331	$6,717	$1,958

Allowance for loan losses	$6,815	$9,067	$5,276	$4,361	$3,510

Nonperforming loans to total loans	2.14%	5.19%	1.67%	1.14%	0.56%

Allowance for loan losses to total loans	1.86%	2.34%	1.49%	1.28%	1.09%

Nonperforming assets to total assets	3.44%	4.14%	1.95%	1.48%	0.48%

Allowance for loan losses to nonperforming loans	86.88%	45.03%	89.24%	111.79%	195.54%

Capital Resources

The Company continues to maintain good capital ratios that support its asset growth. The capital position is maintained through the retention of earnings and controlled growth. Regulatory agencies divide capital into Tier I (consisting of shareholders' equity less ineligible intangible assets and accumulated other comprehensive income and allowable portions of trust preferred securities) and Tier II (consisting of the allowable portion of the reserve for loan losses and certain long-term debt) and measure capital adequacy by applying both capital levels to a banking company's risk-adjusted assets and off-balance sheet items. In addition to these capital ratios, regulatory agencies have established a Tier I leverage ratio that measures Tier I capital to average assets less ineligible intangible assets.

Regulatory guidelines require a minimum of total capital to risk-adjusted assets ratio of 8% with one-half consisting of tangible common shareholders' equity and a minimum Tier I leverage ratio of 4%. Banks which meet or exceed a Tier I ratio of 6%, a total capital ratio of 10% and a Tier I leverage ratio of 5% are considered well capitalized by regulatory standards. At December 31, 2011, the Company's subsidiary banks were all well capitalized.

The Company expects to continue to exceed these minimums without altering current operations or strategy. Note 15 to the Consolidated Financial Statements presents additional information regarding the Company's and its subsidiary banks' capital ratios.

Dividends

The Board of Directors of Uwharrie Capital Corp last declared a 3% stock dividend in 2008. All references in this Annual Report to net income per share and weighted average common and common equivalent shares outstanding reflect the effects of these stock dividends. There was not a dividend declared in 2011, 2010 or 2009.

Liquidity

Liquidity, the ability to raise cash when needed without adversely impacting profits, is managed primarily by the selection of asset mix and the maturity mix of liabilities. Maturities and the marketability of securities and other funding sources provide a source of liquidity to meet deposit fluctuations. Maturities in the securities portfolio, presented in Financial Table 4 on page 99, are supported by cash flows from mortgage-backed securities that have longer-term contractual maturities.

Other funding sources at year-end 2011 included $23.8 million in federal funds lines of credit from correspondent banks and approximately $25.9 million of remaining credit availability from the Federal Home Loan Bank. The Company may also borrow from the Federal Reserve Bank discount window with credit availability of $20.1 million. Growth in deposits is typically the primary source of funding for loans, supported by long-term credit available from the Federal Home Loan Bank.

At December 31, 2011, borrowings from federal funds lines and the issuance of commercial paper amounted to $5.8 million, while other short-term borrowings totaled $15.0 million. Long-term debt at that date consisted of advances of $14.0 million from the Federal Home Loan Bank, junior subordinated debt of $11.1 million, a mortgage payable of $59,000 and a note payable for the purchase of a building of $50,000.

Management believes that the Company's current sources of funds provide adequate liquidity for its current cash flow needs.

Contractual Obligations

The following table reflects the contractual obligations of the Company outstanding as of December 31, 2011.

	Payments Due by Period (in thousands)
	Total	On Demand or less than 1 year	1-3 Years	4-5 Years	After 5 Years
Contractual Obligations
Short-term debt	$20,791	$20,791	$—	$—	$—
Long-term debt	25,233	—	14,070	23	11,140
Operating leases	340	60	120	120	40

Total contractual cash obligations, excluding deposits	46,364	20,851	14,190	143	11,180

Deposits	431,338	357,192	41,670	32,476	—

Total contractual cash obligations, including deposits	$477,702	$378,043	$55,860	$32,619	$11,180

Critical Accounting Policy

A critical accounting policy is one that is both very important to the portrayal of the Company's financial condition and results, and requires management's most difficult, subjective and/or complex judgments. What makes these judgments difficult, subjective and/or complex is the need to make estimates about the effects of matters that are inherently uncertain. Refer to Note 1 in the consolidated financial statements for more information about these and other accounting policies utilized by the Company.

Allowance for Loan Losses

The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to earnings. Loan losses are charged against the allowance when management believes the uncollectability of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

The allowance for loan losses is evaluated both individually and collectively by loan class on a regular basis by management and is based upon management's periodic review of the collectability of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available. In addition, regulatory examiners may require the Company to recognize adjustments to the allowance for loan losses based on their judgment about information available to them at the time of their assessment.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis for commercial and construction loans by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

Goodwill

Goodwill represents the excess of the cost of an acquisition over the fair value of the net assets acquired. Goodwill impairment testing is performed annually or more frequently if events or circumstances indicate possible impairment. The evaluation of goodwill for impairment included both the income and market approaches to value the Company. The income approach consisted of discounting projected long-term future cash flows, which were derived from internal forecasts and economic expectations for the Company. The significant input to the income approach included the discount rate, which was determined utilizing the Company's cost of capital adjusted for a company-specific risk factor. The company-specific risk factor was used to address the uncertainty of growth estimates and earnings projections of management. This method also included different levels of increased cash flows to be generated from estimated synergies obtained assuming collapsing the bank charters and removal of certain nonrecurring expenses. Under the market approach, a value was calculated from an analysis of comparable acquisition transactions based on earnings, book value, assets and deposit premium multiples from the sale of similar financial institutions. Our goodwill testing performed as of October 31, 2011 and subsequent evaluation through December 31, 2011 for triggering events indicated that the Company's fair value supported the recorded goodwill.

Income Taxes

The calculation of the Company's income tax expense is complex and requires the use of many estimates and judgments in its determination. Management's determination of the realization of the net deferred tax asset is based upon management's evaluation of positive and negative evidence related to cumulative pretax earnings over a three year period and projected earnings trends. This evidence is reviewed to determine if it is more likely than not that the net deferred tax asset will be realized.

Valuation of Foreclosed Assets

Assets acquired through, or in lieu of, foreclosure are held for sale and are initially recorded at fair value less estimated cost to sell at the date of foreclosure, establishing a new cost basis. Principal and interest losses existing at the time of acquisition of such assets are charged against the allowance for loan losses and interest income, respectively. Subsequent to foreclosure, valuations are periodically performed by management and the assets are carried at the lower of carrying amount or fair value less estimated cost to sell.

Off-Balance Sheet Arrangements

The Company has various financial instruments (outstanding commitments) with off-balance sheet risk that are issued in the normal course of business to meet the financing needs of its customers. See Note 13 to the consolidated financial statements for more information regarding these commitments and contingent liabilities.

Interest Rate Sensitivity

Net Interest Income (Margin) is the single largest component of income for the Company. Net Interest Margin is the difference between the yield on earning assets and interest paid on liabilities. The margin can vary over time as interest rates change. The variance fluctuates based on both the timing (repricing) and magnitude of maturing assets and liabilities.

To identify interest rate sensitivity, a common measure is a gap analysis, which reflects the difference or gap between rate sensitive assets and liabilities over various time periods. Gap analysis at December 31, 2011 is reflected in Financial Table 3 on page 66. While management reviews this information, it has implemented the use of an income simulation model, which calculates expected future Net Interest Income (Margin) based on projected interest-earning assets, interest-bearing liabilities and forecasted interest rates. Management believes this provides a more relevant view of interest rate risk sensitivity than the traditional gap analysis. The income simulation model allows a comparison of flat, rising and falling rate scenarios to determine the interest rate sensitivity of earnings in varying interest rates environments.

The Company models immediate rising and declining rate shocks of up to 4% (in 1% intervals) on its subsidiary banks, using a no growth and most likely balance sheet growth, for a two year horizon, as preferred by regulators. The most recent consolidated 2% rate shock projections using the most likely balance sheet growth for a one year horizon, indicates a negative impact of (7.95%) on Net Interest Income (Margin) in a rates down scenario and a positive impact of 8.78% on Net Interest Income (Margin) in a rates up scenario. Based on the most recent twelve month forecast, all three of the subsidiary banks are asset sensitive and may experience some negative impact to earnings should interest rates decline. While many interest bearing assets would reprice in a declining interest rate environment; many liabilities are already approaching 0% interest rates. All three of the subsidiary banks have the potential to benefit from a rising interest rate environment, but current market deposit pricing and embedded options in the balance sheet may limit the upside potential.

The principal goals for asset liability management for the Company are to maintain adequate levels and sources of liquidity and to manage interest rate risk. Interest rate risk management attempts to balance the effects of interest rate changes on both interest-sensitive assets and liabilities to protect Net Interest Income (Margin) from wide fluctuations as a result from changes in interest rates. Managing interest rate risk is an important factor to the long term viability of the Company since the Net Interest Income (Margin) is such a large component of earnings. The Company's Asset Liability Management Committee (ALCO) monitors market changes in interest rates and assists with the pricing of loans and deposit products while considering the funding source needs and asset growth projections.

Financial Table 1

Average Balances and Net Interest Income Analysis

(dollars in thousands)

	2011			2010			2009
	Average Balance	Interest Income/ Expense	Average Yield/ Rate (1)	Average Balance	Interest Income/ Expense	Average Yield/ Rate (1)	Average Balance	Interest Income Expense	Average Yield Rate (1)

Interest-earning assets
Taxable securities	$80,089	1,777	2.22%	$78,479	2,508	3.20%	$63,934	$3,128	4.89%
Non-taxable securities (1)	10,612	371	5.70%	8,301	319	6.25%	14,115	622	7.17%
Short-term investments	13,282	65	0.49%	9,211	44	0.48%	6,334	66	1.04%
Taxable loans (2)	372,415	21,222	5.70%	371,057	21,378	5.76%	345,448	21,020	6.08%
Non-taxable loans (1)	10,152	387	6.20%	6,258	238	6.18%	4,387	226	8.38%

Total interest-earning assets	486,550	23,822	4.99%	473,306	24,487	5.25%	434,218	25,062	5.89%

Non-earning assets
Cash and due from banks	6,470			6,449			7,057
Premises and equipment, net	14,814			14,246			12,616
Interest receivable and other	22,136			20,424			17,838

Total non-earning assets	43,420			41,119			37,511

Total assets	$529,970			$514,425			$471,729

Interest-bearing liabilities
Savings deposits	$39,432	$286	0.73%	$35,535	$327	0.92%	$30,912	$255	0.82%
Interest checking & MMDA	178,947	785	0.44%	162,373	971	0.60%	120,307	838	0.70%
Time deposits	154,887	2,244	1.45%	158,173	2,876	1.82%	172,108	4,816	2.80%

Total deposits	373,266	3,315	0.89%	356,081	4,174	1.17%	323,327	5,909	1.83%

Short-term borrowed funds	24,133	354	1.47%	26,352	693	2.63%	24,092	316	1.31%
Long-term debt	26,396	1,068	4.05%	31,939	1,084	3.39%	30,992	1,472	4.75%

Total interest-bearing liabilities	423,795	4,737	1.12%	414,372	5,951	1.44%	378,411	7,697	2.03%

Noninterest liabilities
Transaction deposits	57,732			50,223			46,630
Interest payable and other	3,981			4,405			3,506

Total liabilities	485,508			469,000			428,547

Shareholders' equity	44,462			45,425			43,182

Total liabilities and shareholders equity	$529,970			$514,425			$471,729

Interest rate spread			3.87%			3.81%			3.86%

Net interest income and net interest margin		$19,085	4.01%		$18,536	3.99%		$17,365	4.12%

1)	Yields related to securities and loans exempt from federal and/or state income taxes are stated on a fully tax-equivalent basis, assuming a 38.55% tax rate.
2)	Nonaccrual loans are included in loans, net of unearned income.

Financial Table 2

Volume and Rate Variance Analysis

(dollars in thousands)

	2011 Versus 2010			2010 Versus 2009
	Volume	Rate	Net Change	Volume	Rate	Net Change
Interest-earning assets

Taxable securities	$44	$(775)	$(731)	$588	$(1,208)	$(620)
Non-taxable securities	85	(33)	52	(240)	(63)	(303)
Short-term investments	20	1	21	22	(44)	(22)
Taxable loans	78	(234)	(156)	1,517	(1,159)	358
Non-taxable loans	148	1	149	84	(72)	12

Total interest-earning assets	375	(1,040)	(665)	1,971	(2,546)	(575)

Interest-bearing liabilities

Savings deposits	32	(73)	(41)	40	32	72
Transaction and MMDA deposits	86	(272)	(186)	272	(139)	133
Other time deposits	(54)	(578)	(632)	(322)	(1,618)	(1,940)
Short-term borrowed funds	(45)	(294)	(339)	45	332	377
Long-term debt	(206)	190	(16)	39	(427)	(388)

Total interest-bearing liabilities	(187)	(1,027)	(1,214)	74	(1,820)	(1,746)

Net interest income	$562	$(13)	$549	$1,897	$(726)	$1,171

The above table analyzes the dollar amount of changes in interest income and interest expense for major components of interest-earning assets and interest-bearing liabilities. The table distinguishes between (i) changes attributable to volume (changes in volume multiplied by the prior period's rate), (ii) changes attributable to rate (changes in rate multiplied by the prior period's volume), and (iii) net change (the sum of the previous columns). The change attributable to both rate and volume (changes in rate multiplied by changes in volume) has been allocated equally to the change attributable to volume and the change attributable to rate.

Financial Table 3

Interest Rate Sensitivity Analysis

(dollars in thousands)

	1-90 Day Position	3-6 Month Position	6-12 Month Position	1-5 Year Position	> 5 Year Position	Total Position
Interest-earning assets
Interest-earning deposits with banks	$8,605	$—	$—	$4,329	$8,266	$21,200
Investment securities	927	1,428	3,719	33,410	49,177	88,661
FHLB and other stock	—	—	—	—	3,789	3,789
Loans held for sale	1,958	—	—	—	—	1,958
Loans held for investment	104,614	25,982	44,705	140,084	51,290	366,675

Total interest-earning assets	116,104	27,410	48,424	177,823	112,522	482,283

Interest-bearing liabilities
Deposits	39,514	26,247	45,521	212,413	107,643	431,338
Short-term borrowed funds	17,731	2,060	1,000	—	—	20,791
Long-term debt	—	—	—	14,106	11,127	25,233

Total interest-bearing liabilities	57,245	28,307	46,521	226,519	118,770	477,362

Interest sensitivity GAP per period	$58,859	$(897)	$1,903	$(48,696)	$(6,248)	$4,921

Cumulative interest sensitivity GAP	$58,859	$57,962	$59,865	$11,169	$4,921	$4,921

Ratios
Cumulative gap as a percentage of total interest-earning assets	12.20%	12.02%	12.41%	2.32%	1.02%	1.02%

Cumulative interest-earning assets as a percentage of interest-bearing liabilities	202.82%	167.75%	145.33%	103.11%	101.03%	101.03%

Financial Table 4

Investment Securities Portfolio Analysis

(dollars in thousands)

	December 31, 2011
	Amortized Cost	Estimated Fair Value	Book Yield(1)
Securities available for sale

U. S. Treasury
Due within one year	999	1,009	1.50%
Due after one but within five years	4,071	4,377	2.60%
Due after five but within ten years	27,003	28,146	1.81%

	32,073	33,532	1.90%

U.S. Government agencies
Due one within one year	1,288	1,319	4.48%
Due after one but within five years	17,854	18,678	2.32%

	19,142	19,997	2.46%

Mortgage-backed securities
Due after five but within ten year	3,387	3,557	3.28%
Due after ten years	20,629	20,706	3.19%

	24,016	24,263	3.20%

State and political
Due within one year	125	126	5.23%
Due after one but within five years	3,634	3,784	4.13%
Due after five but within ten year	4,708	5,208	3.07%
Due after ten years	1,604	1,751	4.14%

	10,071	10,869	3.65%

Total Securities available for sale
Due within one year	2,412	2,454	3.28%
Due after one but within five years	25,559	26,839	2.62%
Due after five but within ten year	35,098	36,911	2.12%
Due after ten years	22,233	22,457	3.26%

	$85,302	$88,661	2.60%

1)	Yields on securities and investments exempt from federal and/or state income taxes are stated on a fully tax- equivalent basis, assuming a 38.55% tax rate.

Financial Table 5

Noninterest Income

(dollars in thousands)

	Year Ended December 31,
	2011	2010	2009
Service charges on deposit accounts	$1,837	$2,219	$2,360
Other banking fees	1,576	1,362	1,023
Asset management fees	1,670	1,357	1,054
Brokerage commissions	163	164	196
Other noninterest income	353	543	480
Income from mortgage loan sales	1,806	3,172	3,436
Security gains (losses)	933	1,484	(711)
Loss on nonmarketable securities	—	—	(172)
Total other-than-temporary impairment loss	—	—	(1,807)
Portion of loss recognized in other comprehensive income	—	—	—

Net impairment recognized in other comprehensive income	—	—	(1,807)
Losses from sale of OREO	(68)	(332)	(36)
Other gains (losses) from sale of assets	(14)	(71)	1

Total noninterest income	$8,256	$9,898	$5,824

Financial Table 6

Other Noninterest Expense

(dollars in thousands)

	Year Ended December 31,
	2011	2010	2009
Postage	$192	$221	$200
Telephone and data lines	167	233	237
Loan collection cost	250	330	185
Shareholder relations expense	93	150	187
Dues and subscriptions	157	186	161
Other	1,747	1,628	1,444

Total other noninterest expense	$2,606	$2,748	$2,414

Financial Table 7

Loan Portfolio Composition

(dollars in thousands)

	At December 31,
	2011		2010		2009
	Amount	% of Total Loans	Amount	% of Total Loans	Amount	% of Total Loans
Loan type:
Commercial	$45,907	12.52%	$51,679	13.33%	$51,723	14.63%
Real estate - construction	37,144	10.13%	56,602	14.60%	44,976	12.72%
Real estate - residential	153,260	41.81%	155,814	40.19%	144,154	40.77%
Real estate - commercial	114,944	31.36%	105,123	27.12%	95,938	27.13%
Consumer	14,710	4.01%	17,721	4.57%	16,628	4.70%
Other	602	0.16%	739	0.19%	172	0.05%

Total loans	366,567	100.00%	387,678	100.00%	353,591	100.00%

Less:
Allowance for loan losses	(6,815)		(9,067)		(5,276)
Unearned net loan fees	108		91		138

Net loans	$359,860		$378,702		$348,453

	At December 31,
	2008		2007
	Amount	% of Total Loans	Amount	% of Total Loans
Loan type:
Commercial	$45,470	13.35%	$37,724	11.72%
Real estate - construction	50,661	14.87%	46,546	14.46%
Real estate - residential	139,346	40.90%	135,842	42.21%
Real estate - commercial	89,561	26.29%	86,593	26.90%
Consumer	15,499	4.55%	15,022	4.67%
Other	121	0.04%	143	0.04%

Total loans	340,658	100.00%	321,870	100.00%

Less:
Allowance for loan losses	(4,361)		(3,510)
Unearned net loan fees	172		117

Net loans	$336,469		$318,477

Financial Table 8

Selected Loan Maturities

(dollars in thousands)

	December 31, 2011
	One Year or Less	One to Five Years	Over Five Years	Total

Commercial and agricultural	$21,021	$16,302	$8,584	$45,907
Real estate - construction	15,026	16,485	5,633	37,144

Total selected loans	$36,047	$32,787	$14,217	$83,051

Fixed rate loans	$19,932	$93,633	$83,195	$196,760

Sensitivity to rate changes:
Variable interest rates	$169,915	$—	$—	$169,915

Financial Table 9

Activity in the Allowance for Loan Loss

(dollars in thousands)

	At or for the Year Ended December 31,
	2011	2010	2009	2008	2007

Allowance for loan losses at beginning of year	$9,067	$5,276	$4,361	$3,510	$3,171
Provision for loan losses	3,456	4,919	1,732	969	15
Other	(5)	17	—	—	—
Loan charge-offs:
Commercial	336	59	39	122	—
Real estate	5,110	924	692	15	—
Consumer	390	206	140	151	224

Total charge-offs	5,836	1,189	871	288	224

Recoveries of loans previously charged off:
Commercial	4	3	19	120	440
Real estate	28	4	14	—	—
Consumer	101	37	21	50	108

Total recoveries	133	44	54	170	548

Net charge-offs (recoveries)	5,703	1,145	817	118	(324)

Allowance for loan losses at end of year	$6,815	$9,067	$5,276	$4,361	$3,510

Net (charge-offs) recoveries as a percent of average loans	1.50%	0.31%	0.24%	0.04%	(0.11)%

Financial Table 10

Allocation of the Allowance for Loan Losses

(dollars in thousands)

	At December 31,
	2011		2010		2009
	Amount	% of Total Loans (1)	Amount	% of Total Loans (1)	Amount	% of Total Loans (1)

Commercial	$1,127	12.52%	$966	13.33%	$449	14.63%
Real estate - construction	557	10.13%	2,190	14.60%	1,373	12.72%
Real estate - residential	2,924	41.81%	2,629	40.19%	1,477	40.77%
Real estate - commercial	1,459	31.36%	2,240	27.12%	1,541	27.13%
Consumer loans	667	4.01%	984	4.57%	436	4.70%
Other	81	0.16%	58	0.19%	—	0.05%
Unallocated	—	—%	—	—%	—	—%

Total loans	$6,815	100.00%	$9,067	100.00%	$5,276	100.00%

	At December 31,
	2008		2007
	Amount	% of Total Loans (1)	Amount	% of Total Loans (1)
Commercial	$288	13.35%	$326	11.72%
Real estate - construction	1,232	14.87%	325	14.46%
Real estate - residential	1,180	40.90%	922	42.21%
Real estate - commercial	1,385	26.29%	1,715	26.90%
Consumer	276	4.55%	222	4.67%
Other	—	0.04%	—	0.04%
Unallocated	—	—%	—	—%

Total loans	$4,361	100.00%	$3,510	100.00%

(1)	Represents total of all outstanding loans in each category as a percent of total loans outstanding.

Financial Table 11

Maturities of Time Deposits

(dollars in thousands)

	3 Months or Less	Over 3 Months to 6 Months	Over 6 Months to 12 Months	Over 12 Months	Total

Time Deposits of $100,000 or more	$11,827	$7,076	$9,443	$29,928	$58,274

Other Time Deposits	13,538	10,119	18,038	44,218	85,913

	$25,365	$17,195	$27,481	$74,146	$144,187

Financial Table 12

Performance Ratios

	At December 31,
	2011	2010	2009	2008	2007
Return on average assets	0.17%	0.14%	0.15%	0.48%	0.75%
Return on average equity	2.02%	1.57%	1.60%	6.29%	9.73%
Equity to average assets ratio	8.39%	8.83%	9.15%	7.63%	7.73%